As Filed With The Securities And Exchange Commission on April 15, 1999.

                                   File Nos. 2-83299 and 811-3720

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                           Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            (X)

Pre-Effective Amendment No.                                        ( )

Post-Effective Amendment No.  18                                   (X)
                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    (X)

Amendment No.   18                                                 (X)


                   Fund for Tax-Free Investors, Inc.
          (Exact Name of Registrant as Specified in Charter)

            4922 Fairmont Avenue, Bethesda, Maryland  20814
          (Address of Principal Executive Offices) (Zip Code)

                            (301) 657-1500
         (Registrant's Telephone Number, Including Area Code)

                          Timothy N. Coakley
                         4922 Fairmont Avenue
                       Bethesda, Maryland  20814
          (Name and Address of Agent for Service of Process)


Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

 ___ immediately upon filing pursuant to paragraph (b) of rule 485. _X_ on May 1, 1999 pursuant to paragraph (b) (1) (v) of rule 485. ___ 60 days after filing pursuant to paragraph (a) (1) of rule 485.
 ___ on (date) pursuant to paragraph (a) (1) of rule 485.
 ___ 75 days after filing pursuant to paragraph (a) (2) of rule 485.
 ___ on (date) pursuant to paragraph (a) (2) of rule 485.

                         CROSS REFERENCE SHEET

Form N-1A                             Location in
Item No.                              Registration Statement

          Part A. Information Required in Prospectus

1.   Front and Back Cover Pages       Front Cover Page of Prospectus;
                                      Back Cover Page of Prospectus

2.   Risk/Return Summary              Risk and Return Summary

3.   Risk/Return Summary:  Fee        Risk/Return Bar Chart and Table;
     Table                            Performance Table; Fees and
                                      Expenses

4.   Investment Objectives,           Investment Objectives, Principal
     Principal Investment             Investment Strategies, and Related
     Strategies, and Related Risks    Risks

5.   Management's Discussion of       Management Discussion of Fund
     Fund Performance                 Performance: Performance
                                      Comparison

6.   Management, Organization, and    Management, Organization, and
     Capital Structure                Capital Structure:  Investment
                                      Adviser; Year 2000 Preparations

7.   Shareholder Information          Shareholder Information:  How to
                                      Invest in the Fund; How to Redeem
                                      Your Investment; Additional
                                      Information About the Fund:
                                      Exchanging Fund Shares; Pricing of
                                      Fund Shares; Dividends and
                                      Distributions; Tax Consequences of
                                      Investing in the Fund

8.   Distribution Arrangements        Not Applicable

9.   Financial Highlights             Financial Highlights
     Information

               Part B: Information Required In
              Statement of Additional Information

10.  Cover Page and Table of          Cover Page and Table of Contents
     Contents

11.  Fund History                     Not Applicable

12.  Description of the Fund and      Fund Description, Investments, and
     Its Investments and Risks        Risks; Investment Limitations

13.  Management of the Fund           Management of the Fund

14.  Control Persons and Principal    Control Persons and Principal
     Holders of Securities            Holders of Securities

15.  Investment Advisory and Other    Investment Advisory and Other
     Services                         Services:  Investment Adviser;
                                      Custodian and Independent Public
                                      Accountant

16.  Brokerage Allocation and Other   Brokerage Allocation and Other
     Practices                        Practices

17.  Capital Stock and Other          Not Applicable
     Securities

18.  Purchase, Redemption and         Purchase and Redemption of Shares
     Pricing of Shares

19.  Taxation of the Fund             Taxation of the Fund

20.  Underwriters                     Not Applicable

Form N-1A                             Location in
Item No.                              Registration Statement

21.  Calculation of Performance       Calculation of Performance Data:
     Data                             Average Annual Total Return
                                      Quotation; Computation of Yield

22.  Financial Statements             Financial Statements


                  Part C: Other Information

23.  Exhibits                         Exhibits

24.  Persons Controlled by or Under   Persons Controlled by or Under
     Common Control with the Fund     Common Control with the Fund

25.  Indemnification                  Indemnification

26.  Business and Other Connections   Business and Other Connections of
     of Investment Adviser            Investment Adviser

27.  Principal Underwriters           Not Applicable

28.  Location of Accounts and         Location of Accounts and Records
     Records

29.  Management Services              Not Applicable

32.  Undertakings                     Not Applicable

     Signatures                       Signatures

                                PART A

                   FUND for TAX-FREE INVESTORS, INC.

               Rushmore Tax-Free Money Market Portfolio


                              Prospectus
                              May 1, 1999


Fund for Tax-Free Investors, Inc. is a no-load investment company with three separate portfolios. The Rushmore Tax-Free Money Market
Portfolio (the "Fund"), one of the three portfolios, is described in this Prospectus.

This Prospectus contains important information about the Fund and should be read before investing. Please keep the Prospectus on file for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or determined whether this prospectus is truthful or complete. To state otherwise is a crime.

                           TABLE of CONTENTS

                                                               Page

        Risk and Return Summary:
        Investments, Risks, and Performance                       3
           Risk/Return Bar Chart and Table                        3
           Performance Table and Yields                           4

        Fees and Expenses                                         4

        Investment Objectives, Principal Investment
        Strategies, and Related Risks                             5

        Shareholder Information                                   6
           How to Invest in the Fund                              6
           How to Redeem Your Investment                          6

        Additional Information About the Fund                     8
           Exchanging Fund Shares                                 8
           Pricing of Fund Shares                                 8
           Dividends and Distributions                            8
           Tax Consequences of Investing in the Fund              8

        Management, Organization, and Capital Structure
                                                                  9
           Investment Adviser                                     9
           Year 2000 Preparations                                 9

        Financial Highlights                                     10

                        RISK and RETURN SUMMARY
                  Investments, Risks, and Performance


Fund Investment Objective
Consistent with preservation of capital, the Rushmore Tax-Free Money Market Portfolio seeks to provide investors with current income derived from investments made principally in short-term municipal securities exempt from federal income tax.

Principal Fund Investment Strategy
In attempting to achieve this objective, the Fund invests in short-term high quality, tax-exempt municipal securities selected on the basis of liquidity and safety of principal.

Principal Risks of Investing in the Fund
Because the Fund invests in municipal money market securities, the Fund's performance may be affected by state and local economic conditions and political developments, as well as the ability of issuers to meet their obligations. Moreover, as a debt security, municipal money market securities are effected by changing interest rates. During a period of falling interest rates, it is likely that debt securities will be prepaid, or "called", prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund

Risk/Return Bar Chart and Tables
The chart and table below shows the annual calendar-year returns and the performance of the Fund. The Fund commenced operations on September 9, 1983, and has a fiscal year-end of December 31. The information in the chart and the table provides some indication of the risks of investing in the Fund by showing changes in Fund performance from year to year.

The chart and the table below assume the reinvestment of dividends and distributions. Please keep in mind that how the Fund has performed in the past does not necessarily indicate how the Fund will perform in the future.


                        [DELETED BAR CHART]

                      ANNUAL TOTAL RETURN CHART


5.76%   5.31%   4.01%   2.25%   1.66%   2.02%   3.09%   2.69%   2.93%   2.73%

1989    1990    1991    1992    1993    1994    1995    1996    1997    1998

Best Quarter: 1.51%   2nd Qtr of 1989    Worst Quarter: 0.38%  1st Qtr of 1994

    The Fund's year-to-date total return as of March 31, 1999 was 0.56%.

                           Performance Table
                     Average Annual Total Returns
                 (for Periods Ended December 31, 1998)

                 One Year                   2.73%
                 Five Years                 2.69%
                 Ten Years                  3.24%


                                Yields
                       (as of December 31, 1998)

                 Tax-Equivalent*            4.93%
                 7-Day                      2.93%
                 7-Day Effective            2.98%

                    *Assuming a 39.6% tax bracket.

       For current yield information please call 1-800-622-1386.


                           FEES and EXPENSES

This tables describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The following expenses are deducted from Fund assets.

      Annual Fund Operating Expenses

      Management Fees                               0.50%
      Other Expenses                                0.25%
                                                    ------
         Total Annual Fund Operating Expenses       0.75%
                                                    ======

If your monthly account balance averages less than $500 you may be charged a $5 fee.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 year     3 years    5 years      10 years
          $  77       $ 240      $ 417        $ 930

                   INVESTMENT OBJECTIVES, PRINCIPAL
               INVESTMENT STRATEGIES, and RELATED RISKS


Fund Investment Objective
Consistent with preservation of capital, the Rushmore Tax-Free Money Market Portfolio seeks to provide investors with current income derived from investments made principally in short-term municipal securities exempt from federal income tax.

Principal and Other Investment Strategies
In attempting to achieve its objective, the Fund will invest at least 80% of the value of its net assets in short-term, tax-exempt municipal obligations which, at the time of purchase, are rated within the top two grades assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation. The Fund may also purchase, without limitation, unrated municipal securities if, in the opinion of the Adviser, they are of an investment quality comparable to that of rated securities eligible for purchase by the Fund. The Fund will not, under normal conditions, invest in securities having a remaining maturity greater than 397 days at the time of purchase, nor will the dollar-weighted average maturity of its portfolio exceed 90 days.

The Fund may also purchase new issues of municipal securities on a "when issued" basis; that is, at the time of the purchase commitment, both the interest and principal amount are fixed and payment and delivery of the securities normally occurs in 15 to 45 days. The Fund intends to enter into purchase orders for "when-issued" securities with the intention of actually taking delivery of such securities, but it may sell "when-issued" securities prior to delivery if it is deemed advisable as a matter of investment strategy. The Fund does not intend to invest more than 25% of its net assets in these securities.

Although it is the intention of the Fund to invest all of its assets in municipal securities, market conditions may arise that limit the availability of such obligations. During such periods, the Fund may invest up to 20% of its assets in short-term, taxable obligations of the United States government, federal agencies and government-sponsored enterprises, or in repurchase agreements secured by such securities (although the Fund has never invested in repurchase agreements and has no intentions of doing so). The Fund will invest in taxable securities only as a temporary measure, either because of their liquidity or because of the unavailability of short-term, tax-exempt securities meeting the quality characteristics specified above. Income from such securities may be taxable for federal and/or state income tax purposes. Additionally, the Fund may invest up to 20% of its net assets in securities that are subject to the alternative minimum tax.


The Portfolio may also purchase certain tax-exempt municipal obligations which have a variable rate of interest. Such obligations bear interest at rates which vary with changes in specific market rates or indices, such as the bank prime rate. These securities will be permitted for inclusion in the Fund's portfolio even though they may have a maturity which is greater than one year. Investment in these securities will be made only if a secondary market for them exists or if the Fund may redeem them on demand within seven days.

Risks of Investing in the Fund
Because the Fund invests in municipal money market securities, the Fund's performance may be affected by state and local economic conditions and political developments, as well as the ability of issuers to meet their obligations.

During the period between the purchase commitment of a "when issued" security and actual delivery, no interest accrues to the purchaser and the market value of the security may fluctuate (although the Fund intends to take immediate delivery of these securities upon purchase).

Although the Fund invests in variable rate securities that entitle the Fund to demand repayment in full (thus reducing credit risk), the demand feature is not always unconditional and may make the securities more difficult to sell quickly or without loss. Moreover, as a debt security, municipal money market securities are effected by changing interest rates. During a period of falling interest rates, it is likely that debt securities will be prepaid, or "called", prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.

                        SHAREHOLDER INFORMATION

How to Invest In The Fund

  Facts To Know Before You Invest
  - The minimum initial investment is $2,500
  - There are no minimum amounts for subsequent investments
  - There are no sales charges
  - The Fund reserves the right to reject any purchase order
  - All shares are electronically recorded; the Fund will not issue certificates
  - A $10 fee may be charged for items returned for insufficient or uncollectible funds
  - The securities market, in which the Fund buys and sells its securities, usually requires settlement in Federal funds for all transactions. Payments received by bank wire can be converted immediately into Federal funds and will begin earning dividends the same day provided the order was received prior to 12 Noon, Eastern time. Payment for the purchase of Fund shares not received in the form of Federal funds (i.e., by check) will normally begin earning dividends within two business days.

  Purchasing Shares:

  By Mail
  Complete an application and make a check payable to "Fund for Tax-Free Investors, Inc." Send your completed and signed application and check drawn on a U.S. bank to:

     Fund for Tax-Free Investors, Inc.
     4922 Fairmont Avenue
     Bethesda, Maryland  208l4

  By Bank Wire
  Speak to the branch manager of your bank. Request a transfer of Federal funds to Rushmore Trust and Savings, FSB, instructing the bank to wire transfer the money before 12:00 Noon, Eastern time to:

     Rushmore Trust and Savings, FSB
     Bethesda, Maryland
     Routing # 0550-71084

  Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

  After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 12:00 Noon Eastern time and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for its services. Remember that it is important to complete the wire transfer before 12:00 Noon Eastern time.

  Through Brokers
  You may invest in the Fund by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers. Please note that such third parties may charge a fee for their services.


How To Redeem Your Investment

  Redeeming Shares:

  By Telephone
  Contact Shareholder Services at 1-800-622-1386 between the hours of 8:30 A.M. and 4:30 P.M., Eastern time

  For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.


  By Mail or Fax
  Mail your instructions for            Fax your instructions for
  redemption to:                        redemption to:

  Rushmore Trust and Savings, FSB       (301) 657-1520
  4922 Fairmont Avenue                  Attn:  Shareholder Services
  Bethesda, MD  20814
  Attn:  Shareholder Services

  Include the following information in your redemption request:
  - the name of the Fund and account number you are redeeming from;
  - your name(s) and address as it appears on your account;
  - the dollar amount or number of shares you wish to redeem;
  - your signature(s) as it appears on your account; and
  - a daytime telephone number.


  Additional Information You Should Know When You Redeem:

  - There are no fees charged for redemptions.

  - You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). When the amount to be redeemed is at least $5,000, we will, upon instruction, wire transfer the amount to your commercial bank or brokerage account specified in your account application. For amounts less than $5,000, you may have redemption proceeds deposited directly into an account specified on the account application or request that a redemption check be delivered by mail to your address of record.

  - If you request payment of redemptions to a third party or to a location other than an address on record, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  - Normally, payment for all shares redeemed will be issued within one business day. However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  - If your monthly account balance averages less than $500 you may be charged a $5 fee. The fee will not be imposed on accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to involuntarily redeem accounts which fall below $500 after providing 60 days written notice.

  - The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange (NYSE) is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.

                 ADDITIONAL INFORMATION ABOUT THE FUND

Exchanging Fund Shares
You may exchange shares of the Fund, without cost, for shares of any of the following Rushmore Funds: Fund for Government Investors, American Gas Index Fund, U.S. Government Bond Portfolio, Maryland Tax-Free Portfolio, or the Virginia Tax-Free Portfolio. You may also exchange shares of the Fund for shares of the Cappiello-Rushmore Emerging Growth, Growth and Utility Income Funds. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. You should obtain a current prospectus for the fund into which you are exchanging by calling 1-800-343-3355. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Fund may change or cancel their exchange policies at any time, upon 60 days' notice to shareholders.

Pricing of Fund Shares
The price of a fund's shares on any given day is its net asset value per share. This figure is computed by dividing the total amortized value (which approximates market value) of the Fund's investments and other assets, less any liabilities, by the number of fund shares outstanding. The net asset value per share of the Fund is determined as of 12:00 Noon Eastern time on days when the New York Stock Exchange and the custodian bank are open for business.

The value of the Fund's portfolio of securities is determined on the basis of fair value as determined in good faith by the Fund's Directors. In determining fair value, the Fund uses the amortized cost method of valuing the securities in its portfolio, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant Fund net asset value per share of $1.00. Since the Fund commenced operations in 1983, it has had a constant net asset value of $1.00; however, there is no assurance the $1.00 net asset value will be maintained.

Dividends and Distributions
Dividends of the Fund are declared each day the Fund is open for business and paid monthly. Dividends of the Fund will automatically be reinvested in additional shares (including fractional shares where necessary) unless you elect to receive the dividends in cash. Dividends paid in cash to those investors so electing will be mailed on the second business day of the following month. Account statements showing dividends paid will be mailed to shareholders monthly.

Net income of the Fund shall consist of all interest income accrued and discount earned, plus or minus any realized gains or losses, less estimated expenses of the Fund. The Fund does not expect to realize any long-term capital gains.

   "Undeliverable" or "Uncashed" Dividend Checks
   If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Fund at the per share net asset value determined as of the date of payment (normally $1.00). In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the Fund at the per share net asset value determined as of the date of cancellation (normally $1.00).

Tax Consequences of Investing
   Taxability of Distributions
   As long as the Fund meets the requirements for being tax-qualified regulated investment company, which the Fund intends to do, the Fund pays no federal income tax on the earnings distributed to shareholders. As a result, dividends and any short-term capital gains you receive, whether reinvested or taken as cash, are generally considered taxable as ordinary income. The Form 1099 that is mailed to you each January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

   Taxability of Transactions
   Any time you sell or exchange shares of the Fund, it is considered a taxable event for you. For example, if you exchange shares of the Fund for shares of another Rushmore or Cappiello-Rushmore fund, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.

   Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions.
   Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.


            MANAGEMENT, ORGANIZATION and CAPITAL STRUCTURE

Investment Adviser
Money Management Associates ("Adviser"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Fund's investment adviser since the Fund commenced operations on September 9, 1983. Established in 1974, the Adviser manages six no-load mutual funds (including the Fund) with total assets under management of approximately $900 million.

Subject to the general supervision of the Board of Directors of the Fund, the Adviser manages the investment and reinvestment of the assets of the Fund and is responsible for the overall management of the Fund's business affairs. An Adviser Group makes investment decisions; therefore, no one person is primarily responsible for making investment decisions. For the advisory services performed, the Adviser received 0.50% of the average net assets of the Fund for the fiscal year ended December 31, 1998.

Year 2000 Preparations
The day-to-day operations of the Fund are dependent upon the Fund's service providers, principally the Adviser, Rushmore Trust and Savings, FSB and Rushmore Services, Inc. (collectively, the "Servicers"), and upon the smooth functioning of the computer systems that they utilize. Many computer systems currently cannot properly recognize or process date-sensitive information relating to the year 2000 and beyond. Like other mutual funds and financial and business organizations around the world, the Fund, therefore, could be adversely affected if the computer systems used by these Servicers, and their vendors, do not properly process and calculate date-related information and data on and after January 1, 2000. The Servicers have been evaluating the impact that the year 2000 issue may have on the computer systems that they utilize and are making appropriate modifications to these systems in order to assure that they will be prepared for the year 2000. The Fund and the Servicers expect that any further modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. The Servicers also are working with their outside vendors, and other persons whose systems are linked to those of the Fund and the Servicers, to obtain satisfactory assurances regarding the year 2000 issue. The costs of this systems remediation will not be paid directly by the Fund. Inadequate remediation could have an adverse effect on the Fund's operations, including pricing and securities trading and settlement, and the provision of shareholder services. Although, at this time, there can be no assurance that the remedial action taken by the Servicers will be sufficient or timely, the Servicers do not anticipate that the transition to the 21st century will have a material impact on the ability of the Servicers to continue to service the Fund at current levels.

                         FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                For The Years Ended December 31,

                                                   1998         1997        1996        1995       1994
Per Share Operating Performance:
  Net Asset Value, Beginning of Year            $  1.00      $  1.00     $  1.00     $  1.00    $  1.00
                                                --------     --------    --------    --------   --------
  Income from Investment Operations:
    Net Investment Income                          0.03         0.03        0.03        0.03       0.02
                                                --------     --------    --------    --------   --------
        Total from Investment Operations           0.03         0.03        0.03        0.03       0.02
                                                --------     --------    --------    --------   --------
  Distributions to Shareholders:
    Dividends (from net investment income)        (0.03)       (0.03)      (0.03)      (0.03)     (0.02)
                                                --------     --------    --------    --------   --------
        Total Distributions to Shareholders       (0.03)       (0.03)      (0.03)      (0.03)     (0.02)
                                                --------     --------    --------    --------   --------
Net Asset Value, End of Year                    $  1.00      $  1.00     $  1.00     $  1.00    $  1.00
                                                ========     ========    ========    ========   ========
Total Investment Return                            2.73%        2.93%       2.69%       3.09%      2.02%
Ratios and Supplemental Data:
  Net Assets at End of Year (in thousands)      $19,783      $19,177     $18,890     $20,772    $25,586
  Ratio of Expenses to Average Net Assets          0.75%        0.75%       0.75%       0.75%      0.75%
  Ratio of Net Income to Average Net Assets        2.70%        2.89%       2.67%       3.04%      1.99%


In addition to this prospectus, the following information is available to assist you in making an investment decision:

 Information Available Upon Request      Description

 Statement of Additional Information     A document that includes additional
                                         information about the Fund.

 Annual and Semiannual Reports           Reports that contain information
                                         about the Fund's investments.  The
                                         reports also discuss the market
                                         conditions and investment strategies
                                         that significantly affected the
                                         Fund's performance during its last
                                         fiscal year.

There are a variety of ways to receive the above information and make other inquiries of the Fund. You may contact the Fund directly by telephone at 1-800-343-3355, visit our internet site at http://www.rushmorefunds.com, or you may send a written request to the Fund's offices at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Fund can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. (for hours of operation please call the Commission at 1-800-SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549.

Fund for Tax-Free Investors, Inc. Investment Company Act File No. 811-3720

                   FUND for TAX-FREE INVESTORS, INC.

                 Rushmore Maryland Tax-Free Portfolio
                 Rushmore Virginia Tax-Free Portfolio


                              Prospectus
                              May 1, 1999


Fund for Tax-Free Investors, Inc. is a no-load investment company with three separate portfolios. Two of the portfolios, the Rushmore
Maryland Tax-Free Portfolio ("Maryland Portfolio") and the Rushmore Virginia Tax-Free Portfolio ("Virginia Portfolio") are described in this Prospectus.

This Prospectus contains important information about the Maryland and Virginia Portfolios (the "Funds") and should be read before investing. Please keep the Prospectus on file for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of the Fund's shares or determined whether this prospectus is truthful or complete. To state otherwise is a crime.

                           TABLE of CONTENTS

                                                         Page

     Risk and Return Summary:
     Investments, Risks, and Performance
        Risk/Return Bar Chart and Table
        Performance Table

     Fees and Expenses

     Investment Objectives, Principal Investment
     Strategies, and Related Risks
       Maryland Tax-Free Portfolio
       Virginia Tax-Free Portfolio

     Management's Discussion of Fund Performance
        Performance Comparison

     Shareholder Information
        How to Invest in the Funds
        How to Redeem Your Investment

     Additional Information About the Fund
        Exchanging Fund Shares
        Pricing of Fund Shares
        Dividends and Distributions
        Tax Consequences of Investing in the Funds

     Management, Organization, and Capital
     Structure
        Investment Adviser
        Year 2000 Preparations

     Financial Highlights
       Maryland Tax-Free Portfolio
       Virginia Tax-Free Portfolio

                        RISK and RETURN SUMMARY
                  Investments, Risks, and Performance


Maryland Tax-Free Portfolio

   Fund Investment Objective
   The Maryland Tax-Free Portfolio seeks to provide investors with income derived from investments exempt from federal and Maryland state and local income taxes, including the individual alternative minimum tax.

   Principal Fund Investment Strategy
   In attempting to achieve this objective, the Fund invests principally in long-term, investment grade tax-exempt securities issued by the State of Maryland, its political subdivisions and other issuers exempt from Maryland state income tax.

   Principal Risks of Investing in the Fund
   Because the Fund is non-diversified, investing solely in securities issued by the State of Maryland and its political subdivisions, the Fund's performance may be affected by Maryland state and local economic conditions and political developments, as well as the ability of issuers to meet their obligations. Moreover, because the Fund invests in debt securities, it is effected by changing interest rates. During a period of falling interest rates, it is likely that debt securities will be prepaid, or "called", prior to maturity, requiring the proceeds to be invested at a generally lower interest rate. Moreover, the decline in bond prices that usually accompanies an interest rate increase can effect the Fund. Longer maturity bonds generally suffer greater declines than those with shorter maturities.

Virginia Tax-Free Portfolio

   Fund Investment Objective
   The Virginia Tax-Free Portfolio seeks to provide investors with income derived from investments exempt from federal and Virginia state and local income taxes, including the individual alternative minimum tax.

   Principal Fund Investment Strategy
   In attempting to achieve this objective, the Fund invests principally in long-term, investment grade tax-exempt securities issued by the Commonwealth of Virginia, its political subdivisions and other issuers exempt from Virginia state income tax.

   Principal Risks of Investing in the Fund
   Because the Fund is non-diversified, investing solely in securities issued by the Commonwealth of Virginia and its political subdivisions, the Fund's performance may be affected by Virginia state and local economic conditions and political developments, as well as the ability of issuers to meet their obligations.
   Moreover, because the Fund invests in debt securities, it is effected by changing interest rates. During a period of falling interest rates, it is likely that debt securities will be prepaid, or "called", prior to maturity, requiring the proceeds to be invested at a generally lower interest rate. Moreover, the decline in bond prices that usually accompanies an interest rate increase can effect the Fund. Longer maturity bonds generally suffer greater declines than those with shorter maturities.

Loss of money is a risk of investing in the Maryland and Virginia Tax-
Free Portfolios.   An investment in the Funds is not a deposit of any
bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Risk/Return Bar Chart and Table
The chart and table below shows the annual calendar-year returns and the performance of the Funds. The Funds commenced operations on September 9, 1983, and have a fiscal year-end of December 31. The information in the chart and the table provides some indication of the risks of investing in the Funds by showing changes in the Funds' performance from year to year.

The chart and the table below assume the reinvestment of dividends and distributions. Please keep in mind that how the Funds have performed in the past does not necessarily indicate how the Funds will perform in the future.


                                               [DELETED BAR CHART]


                                             ANNUAL TOTAL RETURN CHART


                        1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
Maryland Tax-Free
  Portfolio             6.68%   2.89%   10.24%  8.00%   11.91%  -5.24%  14.35%  3.21%   7.85%   5.90%

Virginia Tax-Free
  Portfolio             7.95%   4.42%   10.85%  7.98%   11.80%  -5.02%  14.92%  2.91%   8.45%   5.64%


Maryland Tax-Free
  Portfolio          Best Quarter:    7.75%    3rd Qtr of 1984
                     Worst Quarter:  (6.40)%   2nd Qtr of 1984
      The Fund's year-to-date total return as of March 31, 1999 was 0.57%.

Virginia  Tax-Free
  Portfolio          Best Quarter:    6.55%    4th Qtr of 1985
                     Worst Quarter:  (4.71)%   1st Qtr of 1994
      The Fund's year-to-date total return as of March 31, 1999 was 0.55%.


                           Performance Table
                     Average Annual Total Returns
                 (for Periods Ended December 31, 1998)

                     Maryland     Virginia     Lehman Brothers
                     Tax-Free     Tax-Free     Municipal Bond
                     Portfolio    Portfolio         Index
     One Year           5.90%       5.64%           6.48%
     Five Years         5.00%       5.17%           6.22%
     Ten Years          6.44%       6.86%           8.22%

                           FEES and EXPENSES

This tables describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The following expenses are deducted from Fund assets.


                                              Maryland    Virginia
                                              Portfolio   Portfolio
   Annual Fund Operating Expenses

   Management Fees                            0.625%       0.625%
   Other Expenses                             0.300%       0.300%
                                              ------       ------
      Total Annual Fund Operating Expenses    0.925%       0.925%
                                              ======       ======

If your monthly account balance averages less than $500 due to redemptions you may be charged a $5 fee.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Funds for the time periods indicated below and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all dividends are reinvested, and that the Funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                           1 Year   3 Years    5 Years   10 Years
     Maryland Portfolio     $94       $295      $512      $1,137
     Virginia Portfolio     $94       $295      $512      $1,137


                   INVESTMENT OBJECTIVES, PRINCIPAL
               INVESTMENT STRATEGIES, and RELATED RISKS

Maryland Tax-Free Portfolio

   Fund Investment Objective
   The Maryland Tax-Free Portfolio seeks to provide investors with income derived from investments exempt from federal and Maryland state and local income taxes, including the individual alternative minimum tax.

   Principal and Other Investment Strategies
   In managing its portfolio, the Fund considers economic conditions and interest rate trends in determining what securities to purchase. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal conditions in securities issued by the State of Maryland, its political subdivisions, agencies and instrumentalities exempt from Maryland state income tax. The Fund will generally invest in long-term investment grade securities (i.e., securities rated in the top four rating categories established by nationally recognized rating organizations), and may also invest in either general obligation or revenue bonds. The average portfolio maturity will ordinarily exceed ten years; however, when, in the opinion of the Adviser, it is in the best interest of shareholders, the average maturity may be reduced to less than ten years. The Fund may also purchase, without limitation, unrated municipal securities if, in the opinion of the Adviser, they are of an investment quality comparable to that of rated securities eligible for purchase by the Fund. Additionally, the Fund may purchase securities that are rated below investment grade; such purchases will be limited to 5% of net assets.

   Although the Fund seeks to invest its net assets in securities described in the preceding paragraph, market conditions may occasionally limit the availability of such obligations. During such periods, the Fund will seek to invest in municipal obligations, the interest on which may be subject to personal income taxes in your state of residence. Also, as a temporary defensive measure or to provide liquidity, the Fund may hold up to 30% of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises or repurchase agreements secured by such securities. Income from such securities may be taxable for federal and state income tax purposes. (Please note that the Fund has never invested in repurchase agreements and has no intentions of doing so.) Additionally, the Fund may invest up to 20% of its net assets in securities that are subject to the alternative minimum tax.

   The Fund may also purchase new issues of municipal securities on a "when issued" basis; that is, at the time of the purchase commitment, both the interest and principal amount are fixed and payment and delivery of the securities normally occurs in 15 to 45 days. The Fund intends to enter into purchase orders for "when-issued" securities with the intention of actually taking delivery of such securities, but it may sell "when-issued" securities prior to delivery if it is deemed advisable as a matter of investment strategy. The Fund does not intend to invest more than 25% of its net assets in these securities.

   The Fund may also purchase certain tax-exempt municipal obligations which have a variable rate of interest. Such obligations bear interest at rates which vary with changes in specific market rates or indices, such as a bank prime rate.
   Investment in these securities will be made only if the Fund may redeem them on demand within seven days.

   Risks of Investing in the Fund
   Since the Fund intends to invest only in the securities of the State of Maryland, the Fund may be affected by state and local economic conditions and political developments, and may be subject to greater market or credit risk than if the securities purchased by the Fund were more geographically diversified. Furthermore, as a debt security, municipal securities are effected by changing interest rates. During a period of falling interest rates, it is likely that debt securities will be prepaid, or "called", prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.

   During the period between the purchase commitment of a "when issued" security and actual delivery, no interest accrues to the purchaser and the market value of the security may fluctuate (although the Fund intends to take immediate delivery of these securities upon purchase).

   Although the Fund invests in variable rate securities that entitle the Fund to demand repayment in full (thus reducing credit risk), the demand feature is not always unconditional and may make the securities more difficult to sell quickly or without loss.


Virginia Tax-Free Portfolio

   Fund Investment Objective
   The Virginia Tax-Free Portfolio seeks to provide investors with income derived from investments exempt from federal and Virginia state and local income taxes, including the individual alternative minimum tax.

   Principal and Other Investment Strategies
   In managing its portfolio, the Fund considers economic conditions and interest rate trends in determining what securities to purchase. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal conditions in securities issued by the Commonwealth of Virginia, its political subdivisions, agencies and instrumentalities and other issuers exempt from Virginia state income tax. The Fund will generally invest in long-term investment grade securities (i.e., securities rated in the top four rating categories established by nationally recognized rating organizations), and may also invest in either general obligation or revenue bonds. The average portfolio maturity will ordinarily exceed ten years; however, when, in the opinion of the Adviser, it is in the best interest of shareholders, the average maturity may be reduced to less than ten years. The Fund may also purchase, without limitation, unrated municipal securities if, in the opinion of the Adviser, they are of an investment quality comparable to that of rated securities eligible for purchase by the Fund. Additionally, the Fund may purchase securities that are rated below investment grade; such purchases will be limited to 5% of net assets.

   Although the Fund seeks to invest its net assets in securities described in the preceding paragraph, market conditions may occasionally limit the availability of such obligations. During such periods, the Fund will seek to invest in municipal obligations, the interest on which may be subject to personal income taxes in your state of residence. Also, as a temporary defensive measure or to provide liquidity, the Fund may hold up to 30% of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or government sponsored enterprises or repurchase agreements secured by such securities. Income from such securities may be taxable for federal and state income tax purposes. (Please note that the Fund has never invested in repurchase agreements and has no intentions of doing so.) Additionally, the Fund may invest up to 20% of its net assets in securities that are subject to the alternative minimum tax.

   The Fund may also purchase new issues of municipal securities on a "when issued" basis; that is, at the time of the purchase commitment, both the interest and principal amount are fixed and payment and delivery of the securities normally occurs in 15 to 45 days. The Fund intends to enter into purchase orders for "when-issued" securities with the intention of actually taking delivery of such securities, but it may sell "when-issued" securities prior to delivery if it is deemed advisable as a matter of investment strategy. The Fund does not intend to invest more than 25% of its net assets in these securities.

   The Fund may also purchase certain tax-exempt municipal obligations which have a variable rate of interest. Such obligations bear interest at rates which vary with changes in specific market rates or indices, such as a bank prime rate.
   Investment in these securities will be made only if the Fund may redeem them on demand within seven days.

   Risks of Investing in the Fund
   Since the Fund intends to invest only in the securities of the Commonwealth of Virginia, the Fund may be affected by state and local economic conditions and political developments, and may be subject to greater market or credit risk than if the securities purchased by the Fund were more geographically diversified. Furthermore, as a debt security, municipal securities are effected by changing interest rates. During a period of falling interest rates, it is likely that debt securities will be prepaid, or "called", prior to maturity, requiring the proceeds to be invested at a generally lower interest rate.

   During the period between the purchase commitment of a "when issued" security and actual delivery, no interest accrues to the purchaser and the market value of the security may fluctuate (although the Fund intends to take immediate delivery of these securities upon purchase).

   Although the Fund invests in variable rate securities that entitle the Fund to demand repayment in full (thus reducing credit risk), the demand feature is not always unconditional and may make the securities more difficult to sell quickly or without loss.


              MANAGEMENT'S DISCUSSION of FUND PERFORMANCE

Interest rates continued to fall during 1998 as inflation remained relatively nonexistent throughout the year. The yield on the benchmark 30-year Treasury was lower by over 80 basis points ending the year yielding 5.08%, and 30-year AAA municipal yields declined by approximately ten basis points and closed the year at 4.94%. The Federal Reserve lowered the overnight Federal Funds rate a total of 75 basis points to 4.75%.

Although employment levels remained high and domestic consumer demand remained strong, inflation was held in check primarily due to persistent global financial crises, low import prices, and continued gains in productivity by U.S. firms. The growing financial problems, such as those in Asia, Brazil, and Russia, caused the financial markets to begin to deteriorate and credit spreads to widen as investors turned their backs on risky investments. The Federal Reserve cut the Fed Funds rate 25 basis points three different times during late 1998, in an attempt to calm fears that this foreign financial turmoil could lead to a recession in the U.S. economy. The easing of monetary policy succeeded in putting investors at ease and the financial markets were able to stabilize.

Municipal bonds had another positive year, with the greatest increases occurring in securities with ten years or less to maturity. Municipals, however, were unable to keep up with the stunning performance of Treasuries. Yields on Treasury securities dropped significantly due to several factors, the most notable being: low inflation, flight-to-safety caused by instability in the financial markets, and an increased budget surplus resulting in less need for the Treasury to borrow (i.e., less supply). The under-performance by municipals has resulted in them remaining "cheap" relative to their Treasury counterparts, in relation to their historical percentages. Even though municipals offer an attractive investment on a relative basis, demand has remained weak. For many investors the focus has returned back to equities, their confidence having been restored after performance in the stock markets picked up following the Fed intervention on short-term rates.

What happens in the year ahead will be dictated primarily by how the current financial situation in the various troubled foreign economies plays out. If the international financial woes persist we could see deflationary pressures remain in the picture leading to possible further rate cuts by the Federal Reserve. Further rate cuts should lead to lower yield and higher prices for bonds. On the other hand, should these economies rebound we would probably see the ugly head of inflation creep back onto the radar screen of the financial markets. Inflationary fears would at best put a halt to further advances in the bond markets, but at worst lead to a tightening in monetary policy, higher interest rates and lower bond prices.

We believe a scenario closer to the former to be the case in the coming year. Our economy should slow down from the pace it has exhibited over the last several years, as the affect of troubled foreign economies continues to put the brakes on the economy here in the United States. This moderation of the economy will keep inflation in check and low interest rates will remain the trend in 1999. We think the Fed is finished for the time being, however, lowering short-term interest rates so as not to unnecessarily jump-start inflationary pressures.

Municipals are poised technically to perform well due to their high ratios relative to Treasuries, as well as the forecast for lower issuance of new securities in the year ahead. The relative value of municipals leaves room for strong performance should investors begin to divest from equities and into debt securities. If the low interest rate environment holds for 1999 as we think it should, municipals will have another positive year as they come back in line with historical spreads to Treasuries.


Performance Comparison
Assuming a $10,000 initial investment, the following graph compares each Fund's total return to the performance of the Lehman Brothers Municipal Bond Index since the Funds began operating on September 9, 1983. Please remember that past performance does not necessarily reflect how the Funds may perform in the future.

                          [DELETED LINE GRAPH]



Account Value
Total Return      Lehman Brothers     Virginia Tax-Free    Maryland Tax-Free
   (as of)        Muni Bond Index         Portfolio            Portfolio
  12/31/88            $10,000              $10,000             $10,000
  12/31/89            $11,079              $10,795             $10,668
  12/31/90            $11,887              $11,272             $10,976
  12/31/91            $13,330              $12,495             $12,100
  12/31/92            $14,504              $13,492             $13,068
  12/31/93            $16,287              $15,084             $14,625
  12/31/94            $15,445              $14,327             $13,858
  12/31/95            $18,140              $16,465             $15,847
  12/31/96            $18,943              $16,944             $16,356
  12/31/97            $20,684              $18,376             $17,640
  12/31/98            $22,024              $19,412             $18,680


         Average Annual Total Returns as of December 31, 1998

                  Maryland    Virginia   Lehman Brothers
                  Tax-Free    Tax-Free    Municipal Bond
                  Portfolio   Portfolio        Index
     One Year       5.90%       5.64%          6.48%
     Five Years     5.00%       5.17%          6.22%
     Ten Years      6.44%       6.86%          8.22%

                        SHAREHOLDER INFORMATION

How to Invest In The Funds

  Facts To Know Before You Invest:
  - The minimum initial investment is $2,500
  - There are no minimum amounts for subsequent investments
  - There are no sales charges
  - The Funds reserve the right to reject any purchase order
  - All shares are electronically recorded; the Funds will not issue certificates
  - A $10 fee may be charged for items returned for insufficient or uncollectible funds
  - The securities market, in which the Funds buy and sell their securities, usually requires settlement in Federal funds for all transactions. Payments received by bank wire can be converted immediately into Federal funds and will begin earning dividends the same day provided the order was received prior to 4:00 P.M., Eastern time. Payment for the purchase of each Fund's shares not received in the form of Federal funds (i.e., by check) will normally begin earning dividends within two business days.

  Purchasing Shares:

  By Mail
  Complete an application, specifically noting which Fund into which you are investing, and make a check payable to "Fund for Tax-Free Investors, Inc." Send your completed and signed application and check drawn on a U.S. bank to:

     Fund for Tax-Free Investors, Inc.
     4922 Fairmont Avenue
     Bethesda, Maryland  208l4

  By Bank Wire
  Speak to the branch manager of your bank. Request a transfer of Federal funds to Rushmore Trust and Savings, FSB, instructing the bank to wire transfer the money before 4:00 P.M., Eastern time to:

     Rushmore Trust and Savings, FSB
     Bethesda, Maryland
     Routing # 0550-71084

  Specify the Fund name, your account number (if assigned), and the name(s) in which the account is registered.

  After instructing your bank to transfer Federal funds, you must telephone Shareholder Services at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 4:00 P.M. Eastern time and tell us the amount you transferred and the name of the bank sending the transfer.
  Your bank may charge a fee for its services. Remember that it is important to complete the wire transfer before 4:00 P.M. Eastern time.

  Through Brokers
  You may invest in the Funds by purchasing shares through registered broker-dealers, banks or other financial institutions that purchase securities for their customers. Please note that such third parties may charge a fee for their services.



How To Redeem Your Investment

  Redeeming Shares:

  By Telephone
  Contact Shareholder Services at 1-800-622-1386 between the hours of 8:30 A.M. and 4:30 P.M., Eastern time

  For your protection, we will take measures to verify your identity by requiring some form of personal identification prior to acting on telephone instructions and may also record telephone transactions. A written confirmation will be mailed to you within five business days after your redemption. Please note that we may terminate or modify telephone redemption privileges upon 60 days notice.


  By Mail or Fax

  Mail your instructions for             Fax your instructions for
  redemption to:                         redemption to:

  Rushmore Trust and Savings, FSB        (301) 657-1520
  4922 Fairmont Avenue                   Attn:  Shareholder Services
  Bethesda, MD  20814
  Attn:  Shareholder Services

  Include the following information in your redemption request:
  - the name of the Fund and account number you are redeeming from;
  - your name(s) and address as it appears on your account;
  - the dollar amount or number of shares you wish to redeem;
  - your signature(s) as it appears on your account; and
  - a daytime telephone number.

  Additional Information You Should Know When You Redeem:

  - There are no fees charged for redemptions.

  - You may receive redemption proceeds by bank wire, check, or through the Automated Clearing House System (ACH). When the amount to be redeemed is at least $5,000, we will, upon instruction, wire transfer the amount to your commercial bank or brokerage account specified in your account application. For amounts less than $5,000, you may have redemption proceeds deposited directly into an account specified on the account application or request that a redemption check be delivered by mail to your address of record.

  - If you request payment of redemptions to a third party or to a location other than an address on record, the request must be in writing and your signature must be guaranteed by an eligible institution (eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants).

  - Normally, payment for all shares redeemed will be issued within one business day. However, withdrawal requests on investments that have been made by check may be delayed up to ten calendar days following the investment or until the check clears, whichever occurs first. This delay is necessary to assure us that investments made by check are good funds. You will receive redemption proceeds promptly upon confirmation of receipt of good funds.

  - If your monthly account balance averages less than $500 due to redemptions you may be charged a $5 fee. The fee will not be imposed on accounts established under the Uniform Gifts or Transfers to Minors Acts. Additionally, we reserve the right to involuntarily redeem accounts which fall below $500 after providing 60 days written notice.

  - The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange (NYSE) is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.

                 ADDITIONAL INFORMATION ABOUT THE FUND

Exchanging Fund Shares
You may exchange shares of the Funds, without cost, for shares of any of the following Rushmore Funds: Fund for Government Investors, American Gas Index Fund, U.S. Government Bond Portfolio, or the Tax-Free Money Market Portfolio. You may also exchange shares of the Funds for shares of the Cappiello-Rushmore Emerging Growth, Growth and Utility Income Funds. The fund you are exchanging into must be available for sale in your state and the registration for both accounts must be identical. You should obtain a current prospectus for the fund into which you are exchanging by calling 1-800-343-3355. Exchanges will be effected at the respective net asset values of the Funds involved as next determined after receipt of the exchange request. The Maryland and Virginia Portfolios may change or cancel their exchange policies at any time, upon 60 days' notice to shareholders.

Pricing of Fund Shares
The price of a fund's shares on any given day is its net asset value per share. This figure is computed by adding the appraised value of all securities and all other assets, deducting liabilities and dividing by the number of shares outstanding. The net asset value per share of the Funds is determined as of 4:00 P.M. Eastern time on days when the New York Stock Exchange and the bond markets are open for trading.

The securities of each Fund will be valued on the basis of the mid-point of quoted bid and ask prices when market quotations are available. In the absence of readily available market quotations, securities will be valued in good faith based on fair value as determined by the Board of Directors. In determining fair market value, prices are supplied by an independent pricing service.


Dividends and Distributions
Dividends of the Funds are declared each day the Funds are open for business and paid monthly. Capital gains, if any, will be distributed on an annual basis usually in November of December. Fund distributions will automatically be reinvested in additional shares (including fractional shares where necessary) unless you elect to receive them in cash. Distributions paid in cash to those investors so electing will be mailed on the second business day of the following month. Account statements showing dividends paid will be mailed to shareholders monthly.

Net income of the Funds shall consist of all interest income accrued and discount earned, plus or minus any realized gains or losses, less estimated expenses of the Funds.

   "Undeliverable" or "Uncashed" Dividend Checks
   If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as "undeliverable" or (2) remains uncashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the applicable Fund at the per share net asset value determined as of the date of payment (normally $1.00). In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and then reinvested in the applicable Fund at the per share net asset value determined as of the date of cancellation (normally $1.00).

Tax Consequences of Investing
   Taxability of Distributions
   As long as the Funds meet the requirements for being tax-qualified regulated investment companies, which each Fund intends to do, the Funds pay no federal income tax on the earnings distributed to shareholders. As a result, dividends and any short-term capital gains you receive, whether reinvested or taken as cash, are generally considered taxable as ordinary income. The Form 1099 that is mailed to you each January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

   Taxability of Transactions
   Any time you sell or exchange shares of the Funds, it is considered a taxable event for you. For example, if you exchange shares of the Maryland Tax-Free Portfolio for shares of another Rushmore or Cappiello-Rushmore fund, the transaction would be treated as a sale. Consequently, any gain resulting from the transaction would be subject to federal income tax.

   Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions.
   Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.


            MANAGEMENT, ORGANIZATION and CAPITAL STRUCTURE

Investment Adviser
Money Management Associates ("Adviser"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Funds' investment adviser since the Funds' commenced operations on September 9, 1983. Established in 1974, the Adviser manages six no-load mutual funds (including the Funds) with total assets under management of approximately $900 million.

Subject to the general supervision of the Funds' Board of Directors, the Adviser manages the investment and reinvestment of the assets of the Funds and is responsible for the overall management of the Funds' business affairs. An Adviser Group makes investment decisions; therefore, no one person is primarily responsible for making investment decisions. For the advisory services performed, the Adviser received 0.625% of the average net assets of both the Maryland and Virginia Portfolios for the fiscal years ended December 31, 1998.

Year 2000 Preparations
The day-to-day operations of the Funds are dependent upon the Funds' service providers, principally the Adviser, Rushmore Trust and Savings, FSB and Rushmore Services, Inc. (collectively, the "Servicers"), and upon the smooth functioning of the computer systems that they utilize. Many computer systems currently cannot properly recognize or process date-sensitive information relating to the year 2000 and beyond. Like other mutual funds and financial and business organizations around the world, the Funds, therefore, could be adversely affected if the computer systems used by these Servicers, and their vendors, do not properly process and calculate date-related information and data on and after January 1, 2000. The Servicers have been evaluating the impact that the year 2000 issue may have on the computer systems that they utilize and are making appropriate modifications to these systems in order to assure that they will be prepared for the year 2000. The Funds and the Servicers expect that any further modifications to their computer systems necessary to address the year 2000 issue will be made and tested in a timely manner. The Servicers also are working with their outside vendors, and other persons whose systems are linked to those of the Funds and the Servicers, to obtain satisfactory assurances regarding the year 2000 issue. The costs of this systems remediation will not be paid directly by the Funds. Inadequate remediation could have an adverse effect on the Funds' operations, including pricing and securities trading and settlement, and the provision of shareholder services. Although, at this time, there can be no assurance that the remedial action taken by the Servicers will be sufficient or timely, the Servicers do not anticipate that the transition to the 21st century will have a material impact on the ability of the Servicers to continue to service the Funds at current levels.


                         FINANCIAL HIGHLIGHTS

                 Rushmore Maryland Tax-Free Portfolio

The following financial highlights tables are intended to help you understand the Funds' financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds' financial statements, is included in the annual report, which is available upon request.


                                                             For The Years Ended December 31,

                                                     1998        1997        1996      1995       1994
Per Share Operating Performance:
   Net Asset Value, Beginning of Year               $ 11.10     $ 10.79     $ 10.98   $ 10.11    $ 11.27
                                                    --------    --------    --------  --------   --------
   Income from Investment Operations:
     Net Investment Income                             0.51        0.51        0.53      0.55       0.57
     Net Realized and Unrealized Gain (Loss) on
       Investments                                     0.13        0.31       (0.19)     0.87      (1.16)
                                                    --------    --------    --------  --------   --------
         Total from Investment Operations              0.64        0.82        0.34      1.42      (0.59)
                                                    --------    --------    --------  --------   --------
   Distributions to Shareholders:
     Dividends (from net investment income)           (0.51)      (0.51)      (0.53)    (0.55)     (0.57)
                                                    --------    --------    --------  --------   --------
         Total Distributions to Shareholders          (0.51)      (0.51)      (0.53)    (0.55)     (0.57)
                                                    --------    --------    --------  --------   --------
Net Asset Value, End of Year                        $ 11.23     $ 11.10     $ 10.79   $ 10.98    $ 10.11
                                                    ========    ========    ========  ========   ========
Total Investment Return                                5.90%       7.85%       3.21%    14.35%     (5.24)%
Ratios and Supplemental Data:
   Net Assets at End of Year (in thousands)         $45,827     $45,344     $44,410   $49,725    $44,385
   Ratio of Expenses to Average Net Assets             0.93%       0.93%       0.93%     0.77%      0.55%
   Ratio of Expenses to Average Net Assets Before
     Reimbursement from Investment Adviser             0.93%       0.93%       0.93%     0.93%      0.93%
   Ratio of Net Income to Average Net Assets           4.58%       4.73%       4.92%     5.16%      5.36%

   Portfolio Turnover Rate                                5%         22%         31%       37%        38%



                              FINANCIAL HIGHLIGHTS
                      Rushmore Virginia Tax-Free Portfolio


                                                                For The Year Ended December 31,

                                                         1998       1997        1996        1995       1994
Per Share Operating Performance:
   Net Asset Value, Beginning of Year                  $ 11.46    $ 11.09     $ 11.31     $ 10.36    $ 11.51
                                                       --------   --------    --------    --------   --------

   Income from Investment Operations:
     Net Investment Income                                0.52       0.52        0.53        0.56       0.58
     Net Realized and Unrealized Gain (Loss) on
       Investments                                        0.12       0.39       (0.22)       0.95      (1.15)
                                                       --------   --------    --------    --------   --------
          Total from Investment Operations                0.64       0.91        0.31        1.51      (0.57)
                                                       --------   --------    --------    --------   --------
   Distributions to Shareholders:
     Dividends (from net investment income)              (0.52)     (0.52)      (0.53)      (0.56)     (0.58)
     Distributions (from capital gains)                  (0.16)     (0.02)          -           -          -
                                                       --------   --------    --------    --------   --------
          Total Distributions to Shareholders            (0.68)     (0.54)      (0.53)      (0.56)     (0.58)
                                                       --------   --------    --------    --------   --------
Net Asset Value, End of Year                           $ 11.42    $ 11.46     $ 11.09     $ 11.31    $ 10.36
                                                       ========   ========    ========    ========   ========
Total Investment Return                                   5.64%      8.45%       2.91%      14.92%     (5.02)%
Ratios and Supplemental Data:
   Net Assets at End of Year (in thousands)            $34,543    $32,907     $32,355     $33,468    $27,929
   Ratio of Expenses to Average Net Assets                0.93%      0.93%       0.93%       0.77%      0.55%
   Ratio of Expenses to Average Net Assets
     Before  Reimbursement from Investment Adviser        0.93%      0.93%       0.93%       0.93%      0.93%

   Ratio of Net Income to Average Net Assets              4.48%      4.70%       4.84%       5.17%      5.35%
   Portfolio Turnover Rate                                  25%        27%         46%         55%        33%


In addition to this prospectus, the following information is available to assist you in making an investment decision:

 Information Available Upon Request     Description

 Statement of Additional Information    A document that includes
                                        additional information about the
                                        Funds.

 Annual and Semiannual Reports          Reports that contain information
                                        about the Funds' investments.
                                        The reports also discuss the
                                        market conditions and investment
                                        strategies that significantly
                                        affected the Funds' performance
                                        during its last fiscal year.

There are a variety of ways to receive the above information and make other inquiries of the Funds. You may contact the Funds directly by telephone at 1-800-343-3355, visit our internet site at http://www.rushmorefunds.com, or you may send a written request to the Funds' offices at 4922 Fairmont Avenue, Bethesda, Maryland 20814. Additional information about the Funds can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington D.C. (for hours of operation please call the Commission at 1-800-SEC-0330). You may also obtain copies of the information by visiting the Commission's internet site at http://www.sec.gov, or, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission at 450 Fifth Street, N.W. Washington, D.C. 20549.

Fund for Tax-Free Investors, Inc. Investment Company Act File No. 811-3720

                                PART B

                   FUND for TAX-FREE INVESTORS, INC.
            4922 Fairmont Avenue, Bethesda, Maryland  20814
                            (800) 343-3355
                            (301) 657-1500


               Rushmore Tax-Free Money Market Portfolio
                 Rushmore Maryland Tax-Free Portfolio
                 Rushmore Virginia Tax-Free Portfolio


                  Statement of Additional Information
                              May 1, 1999


This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Funds' Prospectuses, dated May
1, 1999.   A copy of the Funds' Prospectuses may be obtained without
charge by writing or telephoning the Fund at the above address or telephone numbers.

The audited financial statements of the Funds, for the Funds' fiscal year ended December 31, 1998, are included in the Funds' 1998 Annual Report to Shareholders, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Funds' 1998 Annual Report are available, without charge, by request by writing or telephoning the Funds at the above address or telephone numbers.

                           Table of Contents






                                             Page in
                                             Maryland
                                               and       Page in Tax-
                               Page in       Virginia    Free Money
                            Statement of     Tax-Free      Market
                             Additional     Portfolios   Prospectus
                             Information    Prospectus
  Fund Description,
  Investments, and Risks

  Investment Limitations                         -            -

  Management of the Fund

  Control Persons and                            -            -
  Principal Holders of
  Securities

  Investment Advisory and
  Other Services

  Brokerage Allocation                           -            -
  and Portfolio
  Transactions

  Taxation of the Fund                           -            -

  Calculation of                                 -            -
  Performance Data

  Financial Statements

                FUND DESCRIPTION, INVESTMENTS and RISKS

Description

The Fund for Tax-Free Investors, Inc. (the "Fund") is an open-end management investment company incorporated in the State of Maryland on April 8, 1983. The following are the investment strategies and risks associated with investing in the Rushmore Tax-Free Money Market Portfolio ("Money Market Portfolio"), the Rushmore Maryland Tax-Free Portfolio ("Maryland Portfolio"), and the Virginia Tax-Free Portfolio ("Virginia Portfolio") (collectively, the "Funds").


Investments

The Funds' principal investment strategies are detailed in each Fund's prospectus. The following paragraphs detail the Fund's investment limitations. These restrictions, which apply to each Portfolio, may not be changed without prior approval of a majority of holders of the Fund's outstanding voting shares. As defined in the Investment Company Act of 1940, the term "majority" means the vote of the lesser of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

1. The Fund may not borrow money, except that as a temporary measure the Fund may borrow money to facilitate redemptions. Such a borrowing may be in an amount not to exceed 30% of the Fund's total assets, taken at current value, before such borrowing. The Fund may not purchase a portfolio security if a borrowing by the Fund is outstanding.

2. The Fund may not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may not enter into put or call options except in connection with stand-by commitments.

3. The Fund may not make loans except through repurchase agreements. (See "Investment Objectives, Principal Investment Strategies, and Related Risks.")

4.  The Fund may not underwrite securities of any other issuer.

5. The Fund may not purchase or sell real estate; however, the Fund may invest in municipal obligations secured by real estate or interests therein.

6. The Fund may not purchase or sell restricted securities, commodities or commodity contracts, nor may it issue senior securities.

7. The Fund may not purchase securities of any issuer if, as a result of such a purchase, more than 25% of the Fund's total assets would be invested in any one industry. There is no limitation, however, as to investments in municipal obligations issued or guaranteed by the United States Government, its agencies or government sponsored enterprises, or in obligations of the United States Government, its agencies or government sponsored enterprises, which are purchased on a temporary basis in accordance with each Fund's investment objective and policies.

8. The Funds will invest 80% of the value of their respective net assets in tax-exempt securities.

                        MANAGEMENT OF THE FUND

A Board of Directors governs the Fund. The Directors are responsible for overseeing the management of the Fund's business affairs and play a vital role in protecting the interests of Fund shareholders. Among other things, the Directors approve and review the Fund's contracts and other arrangements and monitor Fund performance and operations. The names, ages and addresses of the Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are set forth below.


Name, Age, Address              Position Held                 Principal Occupation(s)
                                 With Fund                     During Past 5 Years

Daniel L. O'Connor*, 57          Chairman,           General Partner of Money Management Associates,
100 Lakeshore Drive              Treasurer,          registered investment adviser of the Rushmore
Suite 1555                       and Director        Funds, since 1975.  Director, Rushmore Trust
North Palm Beach, FL 33408                           and Savings, FSB, the Trust's transfer agent
                                                     and custodian.  Director of four Rushmore Fund
                                                     Boards.  Director of the Cappiello-Rushmore
                                                     Trust.

Richard J. Garvey*, 65           President and       Limited Partner of Money Management Associates
730 Southwest 67th Place         Director            and Vice President of Rushmore Services, Inc.
Portland, OR  97225                                  until 1998.  Director of four Rushmore Fund
                                                     Boards.

Bruce C. Ellis,** 53             Director            A private investor in start-up companies.  Vice
7108 Heathwood Court                                 President, LottoPhone, Inc., a telephone state
Bethesda, MD  20817                                  lottery service, September 1991-1995.
                                                     Director, The Torray Fund, since 1994;
                                                     Director, the Sheppard Fund, Since 1994.
                                                     Director on three Rushmore Fund Boards and the
                                                     Cappiello-Rushmore Trust.

Jeffrey R. Ellis,** 53           Director            Executive Vice President, Buddy Systems, Inc.,
513 Kerry Lane                                       a manufacturing-marketing company in Virginia
Virginia Beach, VA  23451                            Beach, Virginia since January 1996.  Vice
                                                     President, LottoPhone, Inc., a telephone state
                                                     lottery service, September 1993-1995.  Director
                                                     on three Rushmore Fund Boards and the Cappiello-
                                                     Rushmore Trust.

Michael D. Lange, *55            Director            Vice President, Capital Hill Management
407 River Bend Road                                  Corporation since 1967.  Owner of Michael D.
Great Falls, VA  22066                               Lange, Ltd., a builder and developer since
                                                     1980.  Partner of Greatful Falls, a building
                                                     developer since 1994. Director, Rushmore Trust
                                                     and Savings, FSB, the Trust's transfer agent
                                                     and custodian.  Director of three Rushmore Fund
                                                     Boards.

Patrick F. Noonan, 55            Director            Chairman and Chief Executive Officer of the
11901 Glen Mill Drive                                Conservation Fund since 1986.  Vice Chairman,
Potomac, MD  20854                                   American Farmland Trust and Trustee, American
                                                     Conservation Association since 1985.
                                                     President, Conservation Resources, Inc. since
                                                     1981.  Director of four Rushmore Fund Boards.

Leo Seybold, **83                Director            Retired 1988.  Director of three Rushmore Fund
5804 Rockmere Drive                                  Boards.
Bethesda, MD  20816

Timothy N. Coakley, CPA*, 31     Vice President      Chief Financial Officer and Treasurer, Rushmore
4922 Fairmont Avenue                                 Trust and Savings, FSB, since 1995. Vice
Bethesda, MD  20814                                  President of four Rushmore Funds and the
                                                     Cappiello-Rushmore Trust (collectively, the
                                                     "Funds").  Controller of the Funds, 1995-1997.
                                                     Formerly Audit Manager, Deloitte & Touche LLP
                                                     until 1994.

Edward J. Karpowicz, CPA*, 35    Controller          Vice President of Rushmore Trust and Savings,
4922 Fairmont Avenue                                 FSB, since 1997.  Controller of the Funds.
Bethesda, MD  20814                                  Treasurer, Bankers Finance Investment
                                                     Management Corp., August 1993 to June 1997.
                                                     Senior Accountant, Ernst & Young, September
                                                     1989 to February 1993.

Stephenie E. Adams*, 29          Secretary           Secretary of three Rushmore Funds and the
4922 Fairmont Avenue                                 Cappiello-Rushmore Trust.  Assistant Secretary
Bethesda, MD  20814                                  of one Rushmore Fund.  Manager, Fund
                                                     Administration and Marketing, Rushmore
                                                     Services, Inc., from July 1994 to Present.
                                                     Regional Sales Coordinator, Media General
                                                     Cable, from June 1993 to June 1994.

* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's investment adviser, or an affiliated company of the Fund.

** Bruce C. Ellis and Jeffrey R. Ellis are brothers.


The aggregate compensation paid to the Directors serving during the fiscal year ended December 31, 1998, is set forth in the table below:


                                                                                         Total
                                                                                   Compensation Paid
                                                  Pension or        Estimated       to Directors for
                                 Aggregate        Retirement          Annual        Services to the
   Name of Person               Compensation       Benefits       Benefits Upon      Fund and Fund
    and Position                   Paid             Accrued         Retirement          Complex

Daniel L. O'Connor,*
Chairman, Treasurer and
Director                             $0               $0                $0                 $0

Richard J. Garvey,*
President and Director               $0               $0                $0                 $0

Bruce C. Ellis,
Director                           $3,000             $0                $0               $9,000

Jeffrey R. Ellis,
Director                           $3,000             $0                $0               $9,000

Michael D. Lange,*
Director                           $3,000             $0                $0               $9,000

Patrick F. Noonan,
Director                           $3,000             $0                $0              $10,000

Leo Seybold,
Director                           $3,000             $0                $0               $9,000


* Indicates an "interested" person. An interested person has any one of several close business or family ties to the Fund, the Fund's adviser, or an affiliated company of the Fund.

               CONTROL PERSONS and PRINCIPAL HOLDERS of SECURITIES

As of April 1, 1999, the following parties were the only owners of record owning 5% or more of the shares of the Fund.


           Portfolio                  Controlling Party or                 Shares           % Owned
                                    Principal Holder of Securities       Outstanding
                                            Address
Tax-Free Money Market Portfolio     John G. Ballenger.                   1,929,730.04        10.380% 1/
                                    10830 Pleasant Hill Drive
                                    Potomac, MD  20854



    Virginia Tax-Free Portfolio     Charles Schwab & Co., Inc.            384,987.53         12.452% 2/
                                    101 California Street
                                    San Francisco, CA  94101


                                    Roger W. Jones                        220,668.13          7.138% 1/
                                    Post Office Box 248
                                    Sperryville, VA  22740


                                    Robert P. and Maryann Nirschl        1,908,972.62          5.440%1/
                                    4143 North River Street
                                    McLean, VA  22101



1/  Beneficial owner only.
2/  Record owner only.


As of the date of this Statement of Additional Information, no shareholder owned of record or beneficially, more than 5% of the Maryland Tax-Free Portfolio. Officers and Directors of the Fund, as a group, owned, of record and beneficially, less than 1% of the outstanding shares of the Fund.


                INVESTMENT ADVISORY and OTHER SERVICES

Investment Adviser
Money Management Associates (the "Adviser"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, has served as the Fund's investment adviser since the Fund commenced operations on September 9, 1983. The Adviser provides investment advice to the Fund and oversees its day-to-day operations, subject to direction and control by the Fund's Board of Directors. For its services, the Adviser receives a fee at an annual rate based on 0.50% of the net assets of the Money Market Portfolio, 0.625% of the net assets of the Maryland Portfolio, and 0.625% of the net assets of the Virginia Portfolio. For the fiscal years ended December 31, 1998, 1997, and 1996, the Funds paid the following investment advisory fees to the Adviser:

                                      1998         1997         1996

Tax-Free Money Market Portfolio   $  92,105     $  99,510    $  98,353
Maryland Tax-Free Portfolio       $ 288,928     $ 283,756    $ 297,831
Virginia Tax-Free Portfolio       $ 204,458     $ 202,010    $ 203,550

The Adviser also advises: Fund for Government Investors, a money market fund established in 1975 that invests only in U.S. Treasury securities; The Rushmore Fund, Inc., which was established in 1985 and currently consists of one series, the U.S. Government Bond Portfolio; and American Gas Index Fund, Inc., a common stock index fund established in 1989 that seeks to provide investment results that correlate to those of an index comprising the common stocks of natural gas distribution and transmission company members of the American Gas Association. As of December 31, 1998, total assets under the Adviser's management were approximately $900 million.

Fund expenses which are paid by the Adviser include, but are not limited to: the expenses of shareholders and directors meetings, the cost of office space, and the preparation, filing, printing and distribution of the Fund's prospectus and Statement of Additional Information. Additionally, the Adviser may, from its own resources, including profits from advisory fees received from the Fund provided such fees are legitimate and not excessive, make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares.

Administrator
Under an Administrative Services Agreement between the Fund and Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, RTS provides transfer agency, dividend-disbursing, fund accounting and administrative services to the Fund. Under the Administrative Services Agreement with RTS, which has been approved by the Board of Directors, RTS receives an annual fee of 0.25% of average daily net assets for the Money Market Portfolio and 0.30% of average daily net assets for the Rushmore Maryland Tax-Free and Rushmore Virginia Tax-Free Portfolios for the services it provides. For the fiscal years ended December 31, 1998, 1997, and 1996, the Fund paid the following administrative services fees to the RTS:

                                     1998         1997         1996

Tax-Free Money Market Portfolio    $ 46,053    $ 49,755     $ 49,176
Maryland Tax-Free Portfolio        $138,690    $136,203     $142,959
Virginia Tax-Free Portfolio        $ 98,140    $ 96,964     $ 97,704

As the Administrator, RTS is responsible for all costs of the Fund except for the investment advisory fee, extraordinary legal expenses, interest and the expenses paid by the Adviser. Specifically, RTS pays costs of registration of the Funds' shares with the Securities and Exchanges commission and the various states, all expenses of dividend and transfer agent services, outside auditing and legal fees, preparation of shareholders reports, and all costs incurred in providing custodial services.

Other Servicer
Under an agreement between the Adviser and Rushmore Services, Inc. ("RSI"), 4922 Fairmont Avenue, Bethesda, Maryland 20814, a wholly-owned subsidiary of the Adviser, certain administrative services provided to the Fund by the adviser, such as prospectus preparation, are provided by RSI.


Custodian and Independent Public Accountant
RTS is the Fund's custodian and is responsible for safeguarding and controlling the Fund's cash and securities, handling the securities, and collecting interest on the Fund's investments.

Independent certified public accountants, Deloitte & Touche LLP,
University Square, 117 Campus Drive, Princeton, New Jersey 08540, are responsible for auditing the annual financial statements of the Fund.

Brokerage Allocation and Other Practices
The Fund's portfolio securities are normally purchased on a net basis which does not involve payment of brokerage commissions.

                           DRAFT REDEMPTIONS

Redemptions by check or wire transfer are discussed in the Money Market Fund's Prospectus. Investors may also elect to redeem shares by draft check (minimum check - $250) made payable to the order of any person or institution. Upon the Fund's receipt of a completed signature card, investors will be supplied with draft checks which are drawn on the Fund's account and are paid through Rushmore Trust and Savings, FSB. The Fund reserves the right to change or suspend the checking service and to charge for the reorder of draft checks. These draft checks cannot be certified, nor can these checks be negotiated for cash at Rushmore Trust and Savings, FSB. There will be a $10 charge for each stop payment request on the draft checks. Investors will be subject to the same rules and regulations that Rushmore Trust and Savings, FSB applies to checking accounts. Investors' accounts may not be closed by draft check.


                         TAXATION OF THE FUND

The Fund currently qualifies, and will seek to continue to qualify, as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes on the net investment income and capital gains that the Fund distributes to its shareholders. The distribution of net investment income and capital gains by the Fund to a Fund shareholder will be taxable to the shareholder regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to a Fund shareholder as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return a shareholder would receive from an investment in the Fund.


                    CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotations
For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission (the "SEC Rules"), Fund advertising stating performance must include total return quotes calculated according to the following formula:

                 n
          P (1+T)  = ERV

Where:    P = a hypothetical initial payment of $1,000.
          T = average annual total return.
          n = number of years.
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10- year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus for the Fund on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

The Fund, from time to time, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Funds with other measures of investment return. For example, in comparing the total return of the Funds with data published by Lipper Analytical Services, Inc., or with the performance of the Lehman Brothers Intermediate Government and Long Treasury Bond Indexes, as appropriate, the Funds calculate their aggregate total return for the specified periods of time by assuming the investment of $10,000 in a Fund's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

The average annual compounded rates of return, assuming the reinvestment of all dividends and distributions, for the Funds, as of December 31, 1998, are as follows:

                    Tax-Free     Maryland    Virginia
                  Money Market   Tax-Free    Tax-Free
                    Portfolio    Portfolio    Portfolio
     One Year          2.73%      5.90%        5.64%
     Five Years        2.69%      5.00%        5.17%
     Ten Years         3.24%      6.44%        6.86%


Computation of Yield
In addition to the total return quotations discussed above, the Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most-recent balance sheet included in the Fund's Registration Statement, computed by dividing the net investment income per share of a fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                            6
        YIELD = 2[(a-b/cd+1) -1]

     Where:  a   = income earned during the period;
             b   = expenses accrued for the period (net of
                   reimbursements);
             c   = the average daily number of shares outstanding
                   during the period that were entitled to receive
                   dividends; and
             d   = the maximum offering price per share on the last
                   day of the period.

Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Portfolio's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Portfolio's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

Financial Statements
Copies of the Fund's audited financial statements for the fiscal year ended December 31, 1998, may be obtained without charge by contacting the Fund at 4922 Fairmont Avenue, Bethesda, Maryland 20814, or by telephoning the Fund at (800) 343-3355 or (301) 657-1500.

                   Fund for Tax-Free Investors, Inc.

                         FINANCIAL STATEMENTS

[LOGO]

                                                ANNUAL REPORT, December 31, 1998
                                               FUND FOR TAX-FREE INVESTORS, INC.
                                        4922 FAIRMONT AVENUE, BETHESDA, MD 20814
                                                   (800) 622-1386 (301) 657-1510

--------------------------------------------------------------------------------

                                                                January 22, 1999

Dear Shareholders:

Interest rates continued to fall during 1998 as inflation remained relatively nonexistent throughout the year. The yield on the benchmark 30-year Treasury was lower by over 80 basis points ending the year yielding 5.08%, and 30-year AAA municipal yields declined by approximately ten basis points and closed the year at 4.94%. The Federal Reserve lowered the overnight Federal Funds rate a total of 75 basis points to 4.75%.

Although employment levels remained high and domestic consumer demand remained strong, inflation was held in check primarily due to persistent global financial crises, low import prices, and continued gains in productivity by U.S. firms. The growing financial problems, such as those in Asia, Brazil, and Russia, caused the financial markets to begin to deteriorate and credit spreads to widen as investors turned their backs on risky investments. The Federal Reserve cut the Fed Funds rate 25 basis points three different times during late 1998, in an attempt to calm fears that this foreign financial turmoil could lead to a recession in the U.S. economy. The easing of monetary policy succeeded in putting investors at ease and the financial markets were able to stabilize.

Municipal bonds had another positive year, with the greatest increases occurring in securities with ten years or less to maturity. Municipals, however, were unable to keep up with the stunning performance of Treasuries. Yields on Treasury securities dropped significantly due to several factors, the most notable being: low inflation, flight-to-safety caused by instability in the financial markets, and an increased budget surplus resulting in less need for the Treasury to borrow (i.e., less supply). The under-performance by municipals has resulted in them remaining "cheap" relative to their Treasury counterparts, in relation to their historical percentages. Even though municipals offer an attractive investment on a relative basis, demand has remained weak. For many investors the focus has returned back to equities, their confidence having been restored after performance in the stock markets picked up following the Fed intervention on short-term rates.

                             TAX-FREE MONEY MARKET

The Tax-Free Money Market Portfolio invests in high quality, tax-exempt municipal securities with maturities of less than one year. Fund for Tax-Free Investors Money Market Portfolio had an annualized net investment income of 2.70% of net assets for the year ended December 31, 1998, compared to 2.89% for 1997. On December 31, 1998, the Portfolio's average maturity was 50 days.

                   MARYLAND AND VIRGINIA TAX-FREE PORTFOLIOS

Fund for Tax-Free Investors Maryland Portfolio had a total return of 5.90% for the year ended December 31, 1998. On an annualized basis, net investment income averaged 4.58% of net assets for the year. Net assets for the Maryland Portfolio stood at $45.8 million at 1998 year-end, and the average maturity was 14.5 years. More than 85% of the Portfolio had a rating of AA or higher.

The total return for the Fund for Tax-Free Investors Virginia Portfolio was 5.64% for 1998 and net investment income averaged 4.48% of net assets for the year. Net assets for the Virginia Portfolio were $34.5 million at year-end, and it had an average maturity of 15.3 years. The percentage of securities with a rating of AA or better was over 87% of the Portfolio.

The general obligation debt for both Maryland and Virginia have retained the highest credit rating of AAA by all three rating agencies: Moody's, S&P and Fitch.

                                    OUTLOOK

What happens in the year ahead will be dictated primarily by how the current financial situation in the various troubled foreign economies plays out. If the international financial woes persist we could see deflationary pressures remain in the picture leading to possible further rate cuts by the Federal Reserve. Further rate cuts should lead to lower yield and higher prices for bonds. On the other hand, should these economies rebound we would probably see the ugly head of inflation creep back onto the radar screen of the financial markets. Inflationary fears would at best put a halt to further advances in the bond markets, but at worst lead to a tightening in monetary policy, higher interest rates and lower bond prices.

We believe a scenario closer to the former to be the case in the coming year. Our economy should slow down from the pace it has exhibited over the last several years, as the affect of troubled foreign economies continues to put the brakes on the economy here in the United States. This moderation of the economy will keep inflation in check and low interest rates will remain the trend in 1999. We think the Fed is finished for the time being, however, lowering short-term interest rates so as not to unnecessarily jump-start inflationary pressures.

Municipals are poised technically to perform well due to their high ratios relative to Treasuries, as well as the forecast for lower issuance of new securities in the year ahead. The relative value of municipals leaves room for strong performance should investors begin to divest from equities and into debt securities. If the low interest rate environment holds for 1999 as we think it should, municipals will have another positive year as they come back in line with historical spreads to Treasuries.

Management continues to adhere to its strategy of long-term, conservative investing. Fund for Tax-Free Investors, Inc. invests in only high quality issues we believe provide the best opportunity to meet the Funds' investment objectives. As always, we thank you for your continued support and look forward to serving your investment needs in 1999.

Sincerely,

       [SIGNATURE]                        [SIGNATURE]
Daniel L. O'Connor                        Richard J. Garvey
Chairman                                  President

                       FUND FOR TAX-FREE INVESTORS, INC.

                            STATEMENT OF NET ASSETS
                             MONEY MARKET PORTFOLIO

                               December 31, 1998

                                     Face        Value
                                     Value     (Note 1)
                                   ---------  -----------
CALIFORNIA 4.1%
California School Cash Reserve
Program Revenue
  4.5%, 7/2/99 SPI+..............  $ 800,000  $   802,920
                                              -----------
COLORADO 8.5%
Colorado State Revenue
Anticipation Notes
  4.25%, 6/25/99 SP1+............    375,000      376,940
Colorado Student Obligation Board
Authority Floating Rate Notes
  3.85%, 8/1/00+ A-1+............    800,000      800,000
Pitkin County Multifamily Housing
Floating Rate Notes
  4%, 12/1/24+ A-1+..............    500,000      500,000
                                              -----------
  State Total....................               1,676,940
                                              -----------
ILLINOIS 3.7%
Illinois State Sales Tax Revenue
  6.8%, 6/15/99^ AAA.............    700,000      723,209
                                              -----------
LOUISIANA 1.5%
Jefferson Special Sales Tax
Revenue Series A
  8.0%, 7/1/99^ AAA..............    295,000      302,139
                                              -----------
MARYLAND 15.3%
Baltimore County Revenue Floating
Rate Notes
  4.05%, 1/1/16+ A-1.............    200,000      200,000
Maryland Department of
Transportation Revenue
  3.8%, 6/15/99 AA...............    500,000      501,557
Maryland State General Obligation
  9%, 9/1/99 AAA.................    600,000      623,049
Maryland Health and Higher
Education Loyola College Issue B
Floating Rate Notes
  4.15%, 10/1/13+ AAA............    800,000      800,000
Maryland Health and Higher
Education North Arundel Hospital
Floating Rate Notes
  4.2%, 7/1/32+ VMIGI............    500,000      500,000
North East Maryland Waste
Disposal Authority Floating Rate
Notes
  3.75%, 1/1/08+ A-1+............    400,000      400,000
                                              -----------
  State Total....................               3,024,606
                                              -----------

                                     Face        Value
                                     Value     (Note 1)
                                   ---------  -----------
MINNESOTA 22.2%
Minneapolis General Obligation
Floating Rate Notes
  3.85%, 12/1/07+ A-1+...........  $ 700,000  $   700,000
Minneapolis Housing Authority
Revenue Floating Rate Notes
  4%, 9/1/08+ VMIG1..............    390,000      390,000
Minnesota State Higher Education
Floating Rate Notes
  4.2%, 12/1/24+ VMIG1...........    500,000      500,000
Northern Municipal Power Revenue
  7.2%, 1/1/99 AAA...............    550,000      551,116
St. Louis Park Tax Increment
General Obligation Floating Rate
Notes
  4.4%, 2/1/06+ VMIG1............    305,000      305,000
St. Paul Housing and
Redevelopment Authority Floating
Rate Notes
  3.95%, 12/1/12+ A-1+...........    700,000      700,000
St. Paul Housing and
Redevelopment Authority United
Way Project Floating Rate Notes
  3.95%, 12/1/18+ A-1............    500,000      500,000
Waconia Industrial Development
Revenue Floating Rate Notes
  4%, 10/1/16+ A-1...............    745,000      745,000
                                              -----------
  State Total....................               4,391,116
                                              -----------
MISSOURI 6.8%
Jackson County School District
  4.75%, 3/1/99 AA...............    640,000      640,901
Missouri State Health and
Education Drury College Floating
Rate Notes
  5.15%, 8/15/21+ VMIG1..........    700,000      700,000
                                              -----------
  State Total....................               1,340,901
                                              -----------
MONTANA 3.1%
Montana State Health Floating
Rate Notes
  4%, 12/1/15+ A-1+..............    600,000      600,000
                                              -----------
NEW HAMPSHIRE 4.0%
New Hamphshire Health and Higher
Education Floating Rate Notes
  4.05%, 11/1/21+ VMIG1..........    500,000      500,000

                            STATEMENT OF NET ASSETS
                       MONEY MARKET PORTFOLIO (continued)

                               December 31, 1998

                                     Face        Value
                                     Value     (Note 1)
                                   ---------  -----------
NEW HAMPSHIRE (continued)
New Hampshire State Business
Finance Authority Foundation for
Seacoast Health Series A Floating
Rate Notes
  4.15%, 6/1/28+ A-1.............  $ 300,000  $   300,000
                                              -----------
  State Total....................                 800,000
                                              -----------
NEW YORK 9.9%
New York City General Obligation
Floating Rate Notes
  5.1%, 8/15/18+ A-1+............    400,000      400,000
New York City General Obligation
Floating Rate Notes
  5.1%, 8/15/23+ A-1+............    400,000      400,000
Nassau County Revenue
Anticipation Notes
  4%, 3/10/99 SP1................    700,000      700,375
Suffolk County Water Authority
Revenue
  3.6%, 6/1/99 AAA...............    460,000      460,000
                                              -----------
  State Total....................               1,960,375
                                              -----------
NORTH CAROLINA 3.5%
City of Winston-Salem Floating
Rate Notes
  4.1%, 4/1/00+ A-1+.............    700,000      700,000
                                              -----------
PENNSYLVANIA 4.0%
Emmaus General Authority Floating
Rate Notes
  4.1%, 12/1/28+ A-1+............    800,000      800,000
                                              -----------
SOUTH CAROLINA 3.5%
Piedmont Municipal Power Agency
Electric Revenue
  5%, 1/1/99 AAA.................    700,000      700,000
                                              -----------

                                     Face        Value
                                     Value     (Note 1)
                                   ---------  -----------
TEXAS 1.5%
Port Arthur Revenue Floating Rate
Notes
  5.15%, 5/1/03+ P1..............  $ 300,000  $   300,000
                                              -----------
VIRGINIA 2.6%
Richmond General Obligation
  6.5%, 1/15/99^ AAA.............    500,000      505,621
                                              -----------
WISCONSIN 2.6%
Wisconsin State Transportation
Revenue
  6.2%, 7/1/99^ AA...............    500,000      517,422
                                              -----------
TOTAL INVESTMENTS 96.8%
  (Cost $19,145,249*).......................   19,145,249
OTHER ASSETS LESS LIABILITIES 3.2%..........      637,642
                                              -----------
NET ASSETS (NOTE 5) 100.0%..................  $19,782,891
                                              -----------
                                              -----------
NET ASSET VALUE PER SHARE
  (Based on 19,782,891 Shares
  Outstanding)..............................        $1.00
                                              -----------
                                              -----------

---------

+  Daily or Weekly Tender Bond

^ Date represents pre-refunded date.

*  Same cost is used for Federal income tax purposes.

Security Ratings are unaudited.

                       See Notes to Financial Statements.

                       FUND FOR TAX-FREE INVESTORS, INC.
                            STATEMENT OF NET ASSETS
                               VIRGINIA PORTFOLIO

                               December 31, 1998

                                    Face        Value
                                   Value      (Note 1)
                                 ----------  -----------

Arlington County General
Obligation
  6%, 8/1/04 AAA...............  $  500,000  $   560,265
  5.4%, 6/1/13 AAA.............   1,000,000    1,063,790
  5.375%, 12/1/16 AAA..........   1,000,000    1,049,340
Brunswick County Virginia
Revenue
  5.5%, 7/1/17 AAA.............   1,000,000    1,052,900
Chesapeake Water and Sewer
System Revenue
  6.5%, 7/1/05 A+..............     270,000      295,707
Fairfax City EDA Lease Revenue
  5.5%, 5/15/18 AA.............   2,000,000    2,068,380
Fairfax County Industrial
Development Authority Revenue
  5.2%, 8/15/05 AA.............     300,000      317,349
  5.25%, 8/15/19 AA............     650,000      681,012
Fairfax County Resource
Recovery Revenue
  7.75%, 2/1/11 A+.............     300,000      310,137
Fairfax County Water Authority
Revenue
  5.8%, 1/1/16 AAA.............     500,000      550,900
  6%, 4/1/07^ AA-..............     605,000      693,384
  6%, 4/1/22 AA-...............     630,000      700,434
Hampton General Obligation
  6%, 1/15/14 AA-..............     350,000      392,728
Hanover County Water and Sewer
Revenue
  5.25%, 2/1/16 AAA............     500,000      514,530
Hanover County Virginia General
Obligation
  5.4%, 7/15/16 AA.............   1,000,000    1,042,360
Henrico County Industrial
Development Authority Revenue
  7.125%, 8/1/21 AA............     400,000      465,340
  6.25%, 5/1/13 AA-............     500,000      529,625
Henry County General Obligation
  8.825%, 11/1/05^ AAA.........     200,000      257,122
Isle of Wight County General
Obligation
  6.7%, 1/1/02^ A..............     200,000      220,472
James City County General
Obligation
  5.25%, 12/15/15 AAA..........   1,000,000    1,035,370
Leesburg General Obligation
  5.5%, 6/1/13 AAA.............     500,000      532,165

                                    Face        Value
                                   Value      (Note 1)
                                 ----------  -----------
Loudoun County General
Obligation
  5%, 12/1/18 AA...............  $1,000,000  $ 1,011,610
Loudoun County Sanitation
Authority Revenue
  6.25%, 1/1/16 AAA............     500,000      544,110
Lynchburg General Obligation
  5%, 5/1/18 AA................   1,000,000    1,006,820
Lynchburg Industrial
Development Authority Revenue
  5.2%, 1/1/18 A+..............     500,000      503,330
Manassas General Obligation
  5%, 1/1/14 AAA...............   1,000,000    1,021,230
Metropolitan Washington D.C.
Airport Authority Revenue
  6.5%, 10/1/06 AAA............     300,000      329,811
Newport News General Obligation
  5%, 3/1/18 AA................     795,000      799,683
Norfolk General Obligation
  5.75%, 6/1/13 AAA............     500,000      540,265
Norfolk Water Revenue
  5.75%, 11/1/12 AAA...........     500,000      544,380
  5.875%, 11/1/15 AAA..........     500,000      545,400
Portsmouth Redevelopment and
Housing Authority Revenue
  6.05%, 12/1/08 AAA...........     500,000      537,780
Potomac and Rappahannock
Transportation District
Commission Revenue
  6.7%, 3/1/00^ AAA............     600,000      634,320
Prince William County
Industrial Development
Authority Revenue
  7.25%, 3/1/00^ NR............     250,000      265,858
Prince William County Park
Authority Revenue
  6.875%, 10/15/16 A-..........     500,000      567,485
Rappanhannock Jail Facilities
Revenue
  5%, 12/1/20 AAA..............   1,000,000    1,000,000
Richmond Metro Authority
Revenue
  6.375%, 7/15/02^ AAA.........     500,000      552,675
Richmond Public Utilities
Revenue
  5.25%, 1/15/18 A+............   1,000,000    1,024,400
Upper Occoquan Sewer Authority
Revenue
  5.15%, 7/1/20 AAA............     500,000      515,155

                            STATEMENT OF NET ASSETS
                         VIRGINIA PORTFOLIO (continued)

                               December 31, 1998

                                    Face        Value
                                   Value      (Note 1)
                                 ----------  -----------
Virginia Beach General
Obligation
  6.5%, 8/1/01^ AA.............  $  500,000  $   544,565
  5%, 8/1/17 AA................   1,075,000    1,082,482
Virginia College Building
Authority Revenue
  6.625%, 5/1/13 A-............     300,000      332,526
Virginia Housing Development
Authority Revenue
  6.625%, 7/1/13 A+............     275,000      286,533
  5.95%, 7/1/13 AA+............     500,000      521,665
  5.75%, 1/1/19 AAA............   1,000,000    1,032,550
Virginia Port Authority Revenue
  5.9%, 7/1/16 AA..............     500,000      531,310
Virginia Public Building
Authority Revenue
  5.2%, 8/1/16 AA..............   1,000,000    1,024,290
Virginia Public School
Authority Revenue
  6.2%, 8/1/13 AA..............     320,000      356,112
  5%, 8/1/18 AA+...............   1,000,000    1,011,360
Virginia Resource Authority
Revenue
  6.75%, 10/1/04^ AA...........     240,000      274,910

                                    Face        Value
                                   Value      (Note 1)
                                 ----------  -----------
Virginia Transportation Board
Revenue
  5.125%, 5/15/17 AA...........  $  500,000  $   508,160
                                             -----------
TOTAL INVESTMENTS 97.8% OF NET
ASSETS
  (Cost $31,749,298*)......................   33,784,085
OTHER ASSETS LESS LIABILITIES 2.2%.........      758,901
                                             -----------
NET ASSETS (NOTE 5) 100.0%.................  $34,542,986
                                             -----------
                                             -----------
NET ASSET VALUE PER SHARE
  (Based on 3,024,087 Shares
  Outstanding).............................       $11.42
                                             -----------
                                             -----------

---------

^   Date represents pre-refunded date.

*    Same cost is used for Federal income tax purposes.

NR  Not Rated

Security ratings are unaudited.

                       See Notes to Financial Statements.

                       FUND FOR TAX-FREE INVESTORS, INC.

                            STATEMENT OF NET ASSETS
                               MARYLAND PORTFOLIO

                               December 31, 1998

                                    Face        Value
                                   Value      (Note 1)
                                 ----------  -----------

Anne Arundel County Water and
Sewer General Obligation
  6.2%, 8/1/12 AA+.............  $  725,000  $   805,178
  6%, 7/15/13 AA+..............     500,000      536,735
  6.3%, 8/1/16 AA+.............     500,000      554,495
  6.3%, 8/1/19 AA+.............     725,000      808,846
Anne Arundel County Pollution
Control Revenue
  6.%, 4/1/24 A................   1,230,000    1,316,260
Anne Arundel County Solid Waste
Project General Obligation
  5.5%, 9/1/15 AA1.............     500,000      520,110
Baltimore City General
Obligation
  6.4%, 10/15/02^ AAA..........     465,000      508,975
  5.5%, 10/15/10 AAA...........   1,000,000    1,085,360
Baltimore Wastewater Project
Revenue
  6%, 7/1/15 AAA...............     500,000      577,170
Baltimore County General
Obligation
  6.125%, 7/1/02^ AAA..........     500,000      548,180
  5.5%, 6/1/12 AAA.............   1,000,000    1,072,230
Baltimore Port Facility Revenue
  6.5%, 12/1/10 AA-............     400,000      435,228
Carroll County General
Obligation
  7.1%, 10/1/00^ AA............     235,000      254,275
  7.25%, 10/1/00^ AA...........     300,000      325,365
  5.3%, 11/1/15 AA.............   1,000,000    1,036,310
  6.5%, 10/1/24 AA.............     225,000      258,460
Frederick County General
Obligation
  6.125%, 12/1/07 AAA..........     500,000      546,620
  5.6%, 7/1/11 AA..............     500,000      549,260
City of Frederick General
Obligation
  6%, 10/1/11 AAA..............     300,000      332,196
Harford County General
Obligation
  5%, 3/1/14 AA-...............     500,000      508,425
Howard County Metropolitan
District General Obligation
  6%, 8/15/19 AAA..............     810,000      847,438
Howard County Public
Improvement General Obligation
  6%, 5/15/03^ AA+.............     500,000      543,900
  5.5%, 2/15/04^ AA+...........   1,000,000    1,081,800

                                    Face        Value
                                   Value      (Note 1)
                                 ----------  -----------
Howard County Special
Facilities Revenue
  6.1%, 2/15/13 AA-............  $  500,000  $   545,155
Laurel General Obligation
  6.7%, 7/1/01^ AAA............     600,000      655,068
Maryland Community Development
Administration Revenue
  6.6%, 4/1/06 AA..............     200,000      210,728
  7.375%, 4/1/10 AA............     495,000      515,409
  7.25%, 4/1/11 AA.............     200,000      210,654
  7.15%, 4/1/11 AA.............     405,000      425,732
  7.7%, 5/15/20 AA.............     250,000      263,985
  7.25%, 4/1/27 AA.............     385,000      402,756
Maryland General Obligation
  5%, 10/15/11 AAA.............   1,000,000    1,054,750
  5%, 3/1/12 AAA...............   1,500,000    1,572,450
Maryland Health and Higher
Education Facilities Authority
Revenue
  5.7%, 7/1/09 A...............     500,000      557,755
  5.25%, 7/1/13 AAA............     500,000      530,845
  6.125%, 7/1/14 AAA...........     500,000      552,065
  5.5%, 10/1/16 AAA............   1,000,000    1,070,810
  6.125%, 7/1/19 AAA...........     500,000      545,115
  5%, 7/1/19 A2................     500,000      498,730
  5%, 7/1/27 AAA...............   1,500,000    1,497,735
Maryland Health and Higher
Education Facilities Authority
  4.2%, 7/1/32+ VMIG1..........     400,000      400,000
Maryland Industrial Development
Revenue
  7.125%, 7/1/06 A-............     300,000      306,000
Maryland Stadium Authority
Sports Revenue
  7.5%, 12/15/10 AA-...........     695,000      732,773
  5.55%, 3/1/13 AAA............     500,000      536,410
  5.875%, 12/15/13 AAA.........   1,000,000    1,101,670
  5.375%, 12/15/15 AA..........     500,000      518,985
  7.6%, 12/15/19 AA-...........     500,000      526,375
Maryland Water Quality Finance
Administration Revenue
  6%, 9/1/15 AA................   1,000,000    1,074,740
Montgomery County Housing
Opportunity Commission Revenue
  6.7%, 7/1/11 AA..............     345,000      363,637
  7.8%, 7/1/12 NR..............     200,000      214,926
  7.375%, 7/1/17 AA............     175,000      179,762
  6.65%, 7/1/17 AA.............     170,000      182,617
  7%, 7/1/23 A.................     250,000      263,555

                            STATEMENT OF NET ASSETS
                         MARYLAND PORTFOLIO (continued)

                               December 31, 1998

                                    Face        Value
                                   Value      (Note 1)
                                 ----------  -----------
Montgomery County Waste
Disposal Authority Revenue
  5.875%, 6/1/13 AAA...........  $  250,000  $   267,782
North East Maryland Waste
Disposal Authority Revenue
  6.2%, 7/1/10 A...............     500,000      540,975
  6.3%, 7/1/16 A...............   1,000,000    1,073,270
Prince Georges County
Dimensions Health Care Revenue
  5.375%, 7/1/14 A.............     500,000      507,395
Prince Georges County General
Obligation
  5.25%, 3/15/15 AAA...........   1,000,000    1,042,460
Prince Georges County Housing
Authority Revenue
  6.35%, 7/20/20 AAA...........     700,000      739,102
Prince Georges County Pollution
Control Revenue
  5.75%, 3/15/10 A.............   1,000,000    1,125,890
Prince Georges County Solid
Waste Management System Revenue
  7%, 6/30/00^ AAA.............     250,000      267,975
St. Mary's County General
Obligation
  5.85%, 11/1/18 AAA...........     500,000      538,870
University of Maryland System
Auxiliary Revenue
  6.375%, 4/1/09 AA+...........     500,000      555,025
  5.6%, 4/1/12 AA+.............   1,000,000    1,070,730
  5.125%, 4/1/15 AA+...........   1,000,000    1,032,140
  5.6%, 4/1/16 AA+.............   1,000,000    1,059,480
                                    Face        Value
                                   Value      (Note 1)
                                 ----------  -----------
Washington County General
Obligation
  5.125%, 1/1/12 AAA...........  $  500,000  $   522,100
  5.25%, 1/1/16 AAA............     500,000      513,710
Washington, D.C. Metropolitan
Area Transportation Authority
Revenue
  6%, 7/1/10 AAA...............     275,000      317,067
Washington Suburban Sanitary
District General Obligation
  6.2%, 6/1/12 AA..............     900,000      971,712
                                             -----------
TOTAL INVESTMENTS 97.6% OF NET
ASSETS
  (Cost $41,759,630*)......................   44,709,691
OTHER ASSETS LESS LIABILITIES 2.4%.........    1,117,348
                                             -----------
NET ASSETS (NOTE 5) 100.0%.................  $45,827,039
                                             -----------
                                             -----------
NET ASSET VALUE PER SHARE
  (Based on 4,079,234 Shares
  Outstanding).............................       $11.23
                                             -----------
                                             -----------

---------

^  Date represents
   pre-refunded date.

+  Daily or Weekly Tender
   Bond

NR Not Rated

*  Same cost is used for
   Federal income tax
   purposes.

Security ratings are
unaudited.

                       See Notes to Financial Statements.

                       FUND FOR TAX-FREE INVESTORS, INC.
                            STATEMENTS OF OPERATIONS

                      For the Year Ended December 31, 1998

                                                                             Money
                                                                            Market      Virginia    Maryland
                                                                           Portfolio   Portfolio   Portfolio
                                                                          -----------  ----------  ----------

INVESTMENT INCOME (Note 1)..............................................   $ 635,148   $1,767,035  $2,542,993
                                                                          -----------  ----------  ----------
EXPENSES
  Investment Advisory Fee (Note 2)......................................      92,105      204,458     288,928
  Administrative Fee (Note 2)...........................................      46,053       98,140     138,690
  Other Fees............................................................         232           --          --
                                                                          -----------  ----------  ----------
    Total Expenses......................................................     138,390      302,598     427,618
                                                                          -----------  ----------  ----------
NET INVESTMENT INCOME...................................................     496,758    1,464,437   2,115,375
                                                                          -----------  ----------  ----------
Net Realized Gain on Investment Transactions............................          --      515,403      98,804
Change in Net Unrealized Appreciation of Investments....................          --     (155,249)    454,108
                                                                          -----------  ----------  ----------
NET GAIN ON INVESTMENTS.................................................          --      360,154     552,912
                                                                          -----------  ----------  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....................   $ 496,758   $1,824,591  $2,668,287
                                                                          -----------  ----------  ----------
                                                                          -----------  ----------  ----------

                       See Notes to Financial Statements.

                       FUND FOR TAX-FREE INVESTORS, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                        For the Years Ended December 31,

                                                  Money Market                      Virginia                Maryland
                                                    Portfolio                       Portfolio              Portfolio
                                          -----------------------------   -----------------------------   ------------
                                              1998            1997            1998            1997            1998
                                          -------------   -------------   -------------   -------------   ------------
FROM INVESTMENT
  ACTIVITIES
  Net Investment Income.................  $     496,758   $     574,669   $   1,464,437   $   1,518,094   $  2,115,375
  Net Realized Gain on Investment
    Transactions........................             --              --         515,403          70,517         98,804
  Change in Net Unrealized Appreciation
    of Investments......................             --              --        (155,249)      1,026,639        454,108
                                          -------------   -------------   -------------   -------------   ------------
  Net Increase in Net Assets Resulting
    from Operations.....................        496,758         574,669       1,824,591       2,615,250      2,668,287
                                          -------------   -------------   -------------   -------------   ------------
DISTRIBUTIONS TO
  SHAREHOLDERS
  From Net Investment Income
    (Note 1)............................       (496,758)       (574,669)     (1,464,437)     (1,519,055)    (2,115,375)
  From Net Realized Gain................             --              --        (466,429)        (48,336)            --
                                          -------------   -------------   -------------   -------------   ------------
  Total Distributions to Shareholders...       (496,758)       (574,669)     (1,930,866)     (1,567,391)    (2,115,375)
                                          -------------   -------------   -------------   -------------   ------------
FROM SHARE
  TRANSACTIONS
  Net Proceeds from Sales of Shares.....     35,657,860      31,756,045      11,697,514      12,324,705      8,091,036
  Reinvestment of Distributions.........        473,977         547,728       1,651,857       1,308,417      1,783,553
  Cost of Shares Redeemed...............    (35,526,092)    (32,016,149)    (11,607,428)    (14,128,407)    (9,944,519)
                                          -------------   -------------   -------------   -------------   ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Share Transactions...        605,745         287,624       1,741,943        (495,285)       (69,930)
                                          -------------   -------------   -------------   -------------   ------------
  TOTAL INCREASE IN NET ASSETS..........        605,745         287,624       1,635,668         552,574        482,982

NET ASSETS - Beginning of Year..........     19,177,146      18,889,522      32,907,318      32,354,744     45,344,057
                                          -------------   -------------   -------------   -------------   ------------
NET ASSETS - End of Year................  $  19,782,891   $  19,177,146   $  34,542,986   $  32,907,318   $ 45,827,039
                                          -------------   -------------   -------------   -------------   ------------
                                          -------------   -------------   -------------   -------------   ------------
SHARES
  Sold..................................     35,657,860      31,756,045       1,018,080       1,104,589        724,881
  Issued in Reinvestment of
    Distributions.......................        473,977         547,728         143,753         116,812        159,779
  Redeemed..............................    (35,526,092)    (32,016,149)     (1,009,987)     (1,266,554)      (890,970)
                                          -------------   -------------   -------------   -------------   ------------
  Net Increase (Decrease) in Shares.....        605,745         287,624         151,846         (45,153)        (6,310)
                                          -------------   -------------   -------------   -------------   ------------
                                          -------------   -------------   -------------   -------------   ------------

                                              1997
                                          ------------
FROM INVESTMENT
  ACTIVITIES
  Net Investment Income.................  $  2,149,276
  Net Realized Gain on Investment
    Transactions........................       326,372
  Change in Net Unrealized Appreciation
    of Investments......................       986,054
                                          ------------
  Net Increase in Net Assets Resulting
    from Operations.....................     3,461,702
                                          ------------
DISTRIBUTIONS TO
  SHAREHOLDERS
  From Net Investment Income
    (Note 1)............................    (2,151,344)
  From Net Realized Gain................            --
                                          ------------
  Total Distributions to Shareholders...    (2,151,344)
                                          ------------
FROM SHARE
  TRANSACTIONS
  Net Proceeds from Sales of Shares.....     6,860,756
  Reinvestment of Distributions.........     1,803,253
  Cost of Shares Redeemed...............    (9,040,667)
                                          ------------
  Net Increase (Decrease) in Net Assets
    Resulting from Share Transactions...      (376,658)
                                          ------------
  TOTAL INCREASE IN NET ASSETS..........       933,700
NET ASSETS - Beginning of Year..........    44,410,357
                                          ------------
NET ASSETS - End of Year................  $ 45,344,057
                                          ------------
                                          ------------
SHARES
  Sold..................................       633,250
  Issued in Reinvestment of
    Distributions.......................       165,933
  Redeemed..............................      (830,133)
                                          ------------
  Net Increase (Decrease) in Shares.....       (30,950)
                                          ------------
                                          ------------

                       See Notes to Financial Statements.

                       FUND FOR TAX-FREE INVESTORS, INC.

                              FINANCIAL HIGHLIGHTS

                             MONEY MARKET PORTFOLIO

                                                        For the Years Ended December 31,
                                              -----------------------------------------------------
                                                1998       1997       1996       1995       1994
                                              ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value - Beginning of Year.......  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                              ---------  ---------  ---------  ---------  ---------
  Income from Investment Operations:
    Net Investment Income...................       0.03       0.03       0.03       0.03       0.02
                                              ---------  ---------  ---------  ---------  ---------
      Total from Investment Operations......       0.03       0.03       0.03       0.03       0.02
                                              ---------  ---------  ---------  ---------  ---------
  Distributions to Shareholders:
    From Net Investment Income..............      (0.03)     (0.03)     (0.03)     (0.03)     (0.02)
                                              ---------  ---------  ---------  ---------  ---------
      Total Distributions to Shareholders...      (0.03)     (0.03)     (0.03)     (0.03)     (0.02)
                                              ---------  ---------  ---------  ---------  ---------
  Net Increase in Net Asset Value...........       0.00       0.00       0.00       0.00       0.00
                                              ---------  ---------  ---------  ---------  ---------
  Net Asset Value - End of Year.............  $    1.00  $    1.00  $    1.00  $    1.00  $    1.00
                                              ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN.....................      2.73%      2.93%      2.69%      3.09%      2.02%

RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................      0.75%      0.75%      0.75%      0.75%      0.75%
  Net Investment Income.....................      2.70%      2.89%      2.67%      3.04%      1.99%

SUPPLEMENTARY DATA:
  Net Assets at End of Year (in
    thousands)..............................  $  19,783  $  19,177  $  18,890  $  20,772  $  25,586
  Number of Shares Outstanding at End of
    Year
    (in thousands)..........................     19,783     19,177     18,890     20,792     25,604

                       See Notes to Financial Statements.

                       FUND FOR TAX-FREE INVESTORS, INC.

                              FINANCIAL HIGHLIGHTS

                               VIRGINIA PORTFOLIO

                                                             For the Years Ended December 31,
                                                   -----------------------------------------------------
                                                     1998       1997       1996       1995       1994
                                                   ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value - Beginning of Year............  $   11.46  $   11.09  $   11.31  $   10.36  $   11.51
                                                   ---------  ---------  ---------  ---------  ---------
  Income from Investment Operations:
    Net Investment Income........................       0.52       0.52       0.53       0.56       0.58
    Net Realized and Unrealized Gain (Loss) on
      Investments................................       0.12       0.39      (0.22)      0.95      (1.15)
                                                   ---------  ---------  ---------  ---------  ---------
      Total from Investment Operations...........       0.64       0.91       0.31       1.51      (0.57)
                                                   ---------  ---------  ---------  ---------  ---------
  Distributions to Shareholders:
    From Net Investment Income...................      (0.52)     (0.52)     (0.53)     (0.56)     (0.58)
    From Net Realized Gain.......................      (0.16)     (0.02)        --         --         --
                                                   ---------  ---------  ---------  ---------  ---------
      Total Distributions to Shareholders........      (0.68)     (0.54)     (0.53)     (0.56)     (0.58)
                                                   ---------  ---------  ---------  ---------  ---------
  Net Increase (Decrease) in Net Asset Value.....      (0.04)      0.37      (0.22)      0.95      (1.15)
                                                   ---------  ---------  ---------  ---------  ---------
  Net Asset Value - End of Year..................  $   11.42  $   11.46  $   11.09  $   11.31  $   10.36
                                                   ---------  ---------  ---------  ---------  ---------
                                                   ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN..........................      5.64%      8.45%      2.91%     14.92%      (5.02)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses.......................................      0.93%      0.93%      0.93%      0.77%      0.55%
  Expenses Before Reimbursement from Adviser.....      0.93%      0.93%      0.93%      0.93%      0.93%
  Net Investment Income..........................      4.48%      4.70%      4.84%      5.17%      5.35%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate........................        25%        27%        46%        55%        33%
  Net Assets at End of Year (in thousands).......  $  34,543  $  32,907  $  32,355  $  33,468  $  27,929
  Number of Shares Outstanding at End of Year (in
    thousands)...................................      3,024      2,872      2,917      2,958      2,697

                       See Notes to Financial Statements.

                       FUND FOR TAX-FREE INVESTORS, INC.
                              FINANCIAL HIGHLIGHTS

                               MARYLAND PORTFOLIO

                                                             For the Years Ended December 31,
                                                   -----------------------------------------------------
                                                     1998       1997       1996       1995       1994
                                                   ---------  ---------  ---------  ---------  ---------
PER SHARE OPERATING PERFORMANCE:
  Net Asset Value - Beginning of Year............  $   11.10  $   10.79  $   10.98  $   10.11  $   11.27
                                                   ---------  ---------  ---------  ---------  ---------
  Income from Investment Operations:
    Net Investment Income........................       0.51       0.51       0.53       0.55       0.57
    Net Realized and Unrealized Gain (Loss) on
      Investments................................       0.13       0.31      (0.19)      0.87      (1.16)
                                                   ---------  ---------  ---------  ---------  ---------
      Total from Investment Operations...........       0.64       0.82       0.34       1.42      (0.59)
                                                   ---------  ---------  ---------  ---------  ---------
  Distributions to Shareholders:
    From Net Investment Income...................      (0.51)     (0.51)     (0.53)     (0.55)     (0.57)
                                                   ---------  ---------  ---------  ---------  ---------
      Total Distributions to Shareholders........      (0.51)     (0.51)     (0.53)     (0.55)     (0.57)
                                                   ---------  ---------  ---------  ---------  ---------
  Net Increase (Decrease) in Net Asset Value.....       0.13       0.31      (0.19)      0.87      (1.16)
                                                   ---------  ---------  ---------  ---------  ---------
  Net Asset Value - End of Year..................  $   11.23  $   11.10  $   10.79  $   10.98  $   10.11
                                                   ---------  ---------  ---------  ---------  ---------
                                                   ---------  ---------  ---------  ---------  ---------

TOTAL INVESTMENT RETURN..........................      5.90%      7.85%      3.21%     14.35%    (5.24)%

RATIOS TO AVERAGE NET ASSETS:
  Expenses.......................................      0.93%      0.93%      0.93%      0.77%      0.55%
  Expenses Before Reimbursement from Adviser.....      0.93%      0.93%      0.93%      0.93%      0.93%
  Net Investment Income..........................      4.58%      4.73%      4.92%      5.16%      5.36%

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate........................         5%        22%        31%        37%        38%
  Net Assets at End of Year (in thousands).......  $  45,827  $  45,344  $  44,410  $  49,725  $  44,385
  Number of Shares Outstanding at End of Year (in
    thousands)...................................      4,079      4,086      4,116      4,527      4,391

                       See Notes to Financial Statements.

                       FUND FOR TAX-FREE INVESTORS, INC.

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

Fund for Tax-Free Investors, Inc. (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a no-load, open-end, investment company. The Fund consists of three separate portfolios which invest primarily in securities exempt from Federal income taxes. On December 31, 1998, there were 200,000,000 shares of $0.001 par value capital stock authorized. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

    (a) Securities of the Money Market Portfolio are valued at amortized cost, which approximates market value. Securities of the Virginia and Maryland Portfolios are valued by a pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

    (b) Investment income is recorded as earned.

    (c) Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment. Net capital gains, if any, will be distributed to shareholders annually.

    (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required. The Fund also meets the requirements that allow it to designate distributions from interest income on obligations which are exempt from Federal income tax as exempt-interest dividends.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Associates (the "Adviser") under an agreement whereby the Fund pays a fee at an annual rate of 0.50% of the average daily net assets of the Money Market Portfolio and 0.625% of the average daily net assets of the Virginia Portfolio and of the Maryland Portfolio. The Adviser has agreed to reimburse the Fund for expenses, including investment advisory fee, excluding interest and extraordinary legal expenses, which exceed one percent of the average daily net assets per annum. No reimbursement was required for the year ended December 31, 1998. Certain Officers and Directors of the Fund are also affiliated with the Adviser.

Rushmore Trust and Savings, FSB ("Rushmore Trust"), a majority-owned subsidiary of the Adviser, provides transfer agency, dividend disbursing and other shareholder services to the Fund. In addition, Rushmore Trust serves as custodian of the Fund's assets and pays the operating expenses of the Fund. For these services, Rushmore Trust receives an annual fee of 0.25% of the average daily net assets of the Money Market Portfolio, and 0.30% of the average daily net assets of the Virginia and Maryland Portfolios. The Fund has an agreement with Rushmore Trust to receive short-term borrowings to cover share redemptions. No borrowings were outstanding at December 31, 1998.

3. SECURITIES TRANSACTIONS

Security transactions are recorded on the trade date. For the year ended December 31, 1998, purchases and sales (including maturities), of securities, excluding short-term securities, were as follows:

                                                                Virginia      Maryland
                                                               Portfolio     Portfolio
                                                              ------------  ------------
Purchases...................................................  $  9,621,041  $  2,289,225
                                                              ------------  ------------
                                                              ------------  ------------
Sales.......................................................  $  7,867,684  $  2,985,792
                                                              ------------  ------------
                                                              ------------  ------------

4. NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS

As of December 31, 1998, net unrealized appreciation of investments in the Virginia Portfolio for Federal income tax purposes aggregated $2,034,787 of which $2,051,025 related to appreciated investments and $16,238 related to depreciated investments. In the Maryland Portfolio, net unrealized appreciation of investments for Federal income tax purposes totaled $2,950,061 of which $2,965,590 related to appreciated investments and $15,529 related to depreciated investments.

5. NET ASSETS

At December 31, 1998, net assets consisted of the following:

                                                                Money Market     Virginia       Maryland
                                                                  Portfolio      Portfolio      Portfolio
                                                                -------------  -------------  -------------
Paid-in-Capital...............................................   $19,782,891   $  32,459,225  $  42,908,592
Accumulated Net Realized Gain (Loss) on Investments...........            --          48,974        (31,614)
Net Unrealized Appreciation of Investments....................            --       2,034,787      2,950,061
                                                                -------------  -------------  -------------
NET ASSETS....................................................   $19,782,891   $  34,542,986  $  45,827,039
                                                                -------------  -------------  -------------
                                                                -------------  -------------  -------------

6. CAPITAL LOSS CARRYOVERS

At December 31, 1998, for Federal income tax purposes, the Maryland Portfolio had capital loss carryforwards which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration:

                                                                                Maryland
                                                                                Portfolio
                                                                               -----------
Expires December 31, 2002....................................................   $  31,614

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors
of Fund for Tax-Free Investors, Inc.:

We have audited the statements of net assets of the Money Market, Virginia and Maryland Portfolios of Fund for Tax-Free Investors, Inc. (the "Fund") as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the five years in the period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the net assets of the Money Market, Virginia and Maryland Portfolios of Fund for Tax-Free Investors, Inc. at December 31, 1998, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                [LOGO]

Princeton, New Jersey
January 27, 1999

                                PART C

                                PART C
                           OTHER INFORMATION

                   Fund for Tax-Free Investors, Inc.



ITEM 23.  Exhibits
(a)   Articles of Incorporation of Registrant.1/
(b)   Bylaws of Registrant. 1/
(c)   Voting Trust Agreement. 2/
(d)   Management Contract between Registrant and Money Management
      Associates. 3/
(e)   Underwriting Contracts. 2/
(f)   Bonus or Profit Sharing Contracts. 2/
(g)   Custody Agreement between Registrant and Rushmore Trust and
      Savings, FSB. 3/
(h)(1)Administrative Services Agreement between Registrant and Rushmore Trust and Savings, FSB. 3/
(h)(2)Agreement between Money Management Associates and Rushmore Services, Inc. as amended. 3/
(i) Opinion of counsel regarding the legality of securities being registered. 1/
(j) Consent of Deloitte & Touche LLP, independent public accountants for the Registrant. 3/
(k)   Omitted Financial Statements. 2/
(l)   Initial Capital Agreements. 2/
(m)   Rule 12b-1 Plan. 2/
(n)   Financial Data Schedule for the Registrant. 4/
(o)   Rule 18f-3 Plan. 2/
(p)   Powers of Attorney. 3/


1/ Incorporated by reference to the Registrant's initial registration statement on Form N-1 filed on July 19, 1983
    (Registration Nos. 33-63313 and 811-4369).

2/    None.

3/  Incorporated by reference to the Registrant's Registration
    Statement on Form N-1A, previously filed with the Securities and Exchange Commission on February 26, 1999 (Registration Nos. 33-63313 and 811-4369).

4/  Filed herewith.

ITEM 24.  Persons Controlled By or Under Common Control with the Fund

The following persons may be deemed to be directly or indirectly controlled by or under common control with the Fund, a Maryland corporation:



                                                                         Percentage of Voting Securities
                                                                         Owned and/or Controlled by the
                                      State of Organization and              Controlling Persons or
         Company                    Relationship (if any) to the Fund     Other Basis of Common Control

Money Management Associates         a District of Columbia limited       Daniel L. O'Connor holds 100%
("MMA" or the "Adviser")            partnership, registered transfer     of the voting authority in MMA
                                    agent and registered investment      in Daniel L. O'Connor's
                                    adviser to four investment           capacity as the sole general
                                    companies, including the Fund        partner of MMA.

Rushmore Trust and Savings, FSB     a Maryland corporation, and a        72.2% of the voting securities
("RTS" or the "Administrator")      registered transfer agent, which     of RTS is held by MMA, and
                                    provides transfer agency, dividend   27.6% of the voting securities
                                    disbursing, and shareholder          of RTS is held by Daniel L.
                                    services to the Fund, and serves     O'Connor, the sole general
                                    as the Fund's custodian              partner of MMA.

Rushmore Services, Inc. ("RSI")     a Maryland Corporation which         100% of the voting securities
                                    provides certain services to the     of RSI is owned by MMA.
                                    Fund

The Rushmore Fund, Inc.             a Maryland corporation, and a
                                    registered investment company,
                                    which is advised by MMA

Fund for Government Investors       a Delaware business trust, and a
                                    registered investment company,
                                    which is advised by MMA

American Gas Index Fund, Inc.       a Maryland corporation, and a
                                    registered investment company,
                                    which is advised by MMA

Cappiello-Rushmore Trust            a Delaware business trust, and a
                                    registered investment company, of
                                    which MMA is the administrator


ITEM 25.  Indemnification

  The Registrant was incorporated in the State of Maryland on April 8, 1983, and is operated pursuant to the Articles of Incorporation of the Registrant, dated as of April 6, 1983, that permit the Registrant to indemnify its directors and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.

  The Articles of Incorporation of the Fund provide that officers and directors shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or directors of the Fund or as an officer or director of another entity at the request of the entity. This indemnification is subject to the following conditions:

     (a) no director or officer is indemnified against any liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

     (b) officers and directors are indemnified only for actions taken in good faith which the officers and directors believed were in or not opposed to the best interests of the Fund; and

     (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

  The Articles of Incorporation of the Registrant provide that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the directors who were not parties to the proceedings or, if a quorum is not obtainable, or if directed by a quorum of disinterested directors so directs, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

ITEM 26.  Business and Other Connections of the Investment Adviser

  Money Management Associates ("MMA"), 100 Lakeshore Drive, Suite 1555, North Palm Beach, Florida 33408, a limited partnership organized under the laws of the District of Columbia on August 15, 1974, has one general partner and two limited partners. Daniel L. O'Connor is the general partner and sole employee of MMA. Limited partners Martin M. O'Connor, and John R. Cralle, are full-time employees of Rushmore Services, Inc. ("RSI"), a subsidiary of MMA, at 4922 Fairmont Avenue, Bethesda, Maryland 20814.

  MMA also serves as the investment adviser to Fund for Government Investors, The Rushmore Fund, Inc., and American Gas Index Fund, Inc., all regulated investment companies since their inception.

ITEM 27.  Principal Underwriters

  Not applicable

ITEM 28.  Location of Accounts and Records

  The physical location for all accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

ITEM 29.  Management Services

  Not Applicable

ITEM 30.  Undertakings

  None.

                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda in the State of Maryland, on the 14th day of April, 1999.

                     Fund for Tax-Free Investors, Inc.

                     By:


                     /s/ Daniel L. O'Connor*
                     Daniel L. O'Connor, Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                        Title                      Date


/s/ Daniel L. O'Connor*     Chairman of the Board      April 14, 1999
Daniel L. O'Connor          Treasurer, Director


/s/ Richard J. Garvey*      President, Director        April 14, 1999
Richard J. Garvey


/s/ Jeff Ellis*             Director                   April 14, 1999
Jeffrey R. Ellis


/s/ Bruce Ellis*            Director                   April 14, 1999
Bruce C. Ellis


/s/ Michael D. Lange*       Director                   April 14, 1999
Michael D. Lange


/s/ Patrick F. Noonan*      Director                   April 14, 1999
Patrick F. Noonan


/s/ Leo Seybold*            Director                   April 14, 1999
Leo Seybold

*Stephenie E. Adams, attorney-in-fact